As filed with the Securities and Exchange Commission on January 27, 2003

                                                               File No. 33-89088
                                                                        811-8972
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         POST EFFECTIVE AMENDMENT NO. 9

                                       TO

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
                 SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2


A.   Exact name of Trust:

     MIDCAP SPDR TRUST, SERIES 1

B.   Name of Depositor:

     PDR SERVICES LLC

C.   Complete address of Depositor's principal executive office:

     PDR SERVICES LLC
     c/o AMERICAN STOCK EXCHANGE LLC
     86 Trinity Place
     New York, New York 10006

D.   Name and complete address of agent for service:

     Michael J. Ryan,  Jr.


     PDR SERVICES LLC

     c/o AMERICAN STOCK EXCHANGE LLC
     86 Trinity Place
     New York, New York 10006

     Copy to:
     Kathleen H. Moriarty, Esq.
     Carter  Ledyard & Milburn LLP
     2 Wall Street
     New York, New York 10005


E.   Title and amount of securities being registered:

     An indefinite number of units of Beneficial Interest pursuant to Rule 24f-2 under the Investment Company Act of 1940.

F. Proposed maximum aggregate offering price to the public of the securities being registered:

     Indefinite pursuant to Rule 24f-2

G.   Amount of filing fee:

     In accordance with Rule 24f-2, a registration fee in the amount of $200,418.99 was paid on November 27, 2002, in connection with the filing of the Rule 24f-2 Notice for the Trust's most recent fiscal year.

H.   Approximate date of proposed sale to public:

     AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

     /X/ Check box if it is proposed that this filing should become effective on January 27, 2003 at 3:00 pm pursuant to paragraph (b) of Rule 485.

                           MIDCAP SPDR TRUST SERIES 1

                              Cross Reference Sheet

                            Pursuant to Regulation C
                  Under the Securities Act of 1933, as amended

                  (Form N-8B-2 Items required by Instruction 1
                          as to Prospectus in Form S-6)

Form N-8B-2                                          Form S-6
Item Number                                          Heading in Prospectus
-----------                                          ---------------------

I. Organization and General Information

 1.  (a)    Name of Trust ........................   Prospectus Front Cover
     (b)    Title of securities issued ...........   Prospectus Front Cover

 2.  Name, address and Internal Revenue
     Service Employer Identification Number
     of depositor ................................   Sponsor

 3.  Name, address and Internal Revenue
     Service Employer Identification Number of
     trustee .....................................   Trustee

 4.  Name, address and Internal
     Revenue Service Employer
     Identification Number
     of principal underwriter ....................   *

 5.  State of organization of Trust ..............   Summary - Highlights


 6. (a)     Dates of execution and termination of
            Trust Agreement ......................   Summary - Essential
                                                     Information

    (b)     Dates of execution and termination of
            Trust Agreement ......................   Same as set forth in 6(a)

 7.  Changes of name .............................   *

 8.  Fiscal Year .................................   *

 9.  Material Litigation .........................   *

----------
* Not applicable, answer negative or not required.

    II. General Description of the Trust and Securities of the Trust

10. (a)   Registered or bearer
          securities .............................    Securities Depository;
                                                      Book - Entry - Only System

    (b)   Cumulative or distributive .............    Summary - Essential
                                                      Information

    (c)   Rights of holders as to
          withdrawal or redemption ...............    Redemption of
                                                      MidCap SPDRs

    (d)   Rights of holders as to
          conversion, transfer, etc. .............    Rights of Beneficial
                                                      Owners

    (e)   Lapses or defaults in principal
          payments with respect to periodic
          payment plan certificates ..............    *

    (f)   Voting rights ..........................    Rights of Beneficial
                                                      Owners

    (g)   Notice to holders as to change in:

          (1) Composition of Trust
              assets .............................    *

          (2) Terms and conditions
              of Trust's securities ..............    Administration of the
                                                      Trust - Amendments to the
                                                      Trust Agreement

          (3) Provisions of Trust
              Agreement ..........................    Same as set forth in
                                                      10(g)(2)

          (4) Identity of depositor
              and trustee ........................    Sponsor; Trustee

----------
* Not applicable, answer negative or not required.

    (h)   Consent of holders required to change:

          (1) Composition of Trust
              assets .............................   *

          (2) Terms and conditions
              of Trust's securities ..............   Administration of the Trust
                                                     - Amendments to the Trust
                                                     Agreement
          (3) Provisions of Trust
              Agreement ..........................   Same as set forth in
                                                     10(h)(2)

          (4) Identity of depositor
              and trustee ........................   Sponsor; Trustee

    (i)   Other principal
          features of the securities .............   The Trust

11. Type of securities
        comprising units .........................   The Portfolio

12. Certain information regarding securities
        comprising periodic payment certificates .   *

13. (a)   Certain information regarding loads,
          fees, expenses and charges .............   Expenses of the Trust;
                                                     Redemption of MidCap SPDRs

    (b)   Certain information regarding periodic
          payment plan certificates ..............   *

    (c)   Certain percentages ....................   Same as set forth in 13(a)

    (d)   Reasons for certain
          differences in prices ..................   *

    (e)   Certain other loads, fees, or
          charges payable by holders .............   *

----------
* Not applicable, answer negative or not required.

    (f)   Certain profits receivable by
          depositor, principal underwriters,
          custodian, trustee or affiliated
          persons .................................   Adjustments to the
                                                      Portfolio Deposit

    (g)   Ratio of annual charges and
          deductions to income ....................   *

14. Issuance of Trust's securities ................   The Trust - Creation of
                                                      Creation Units

15. Receipt and handling of
    payments from purchasers ......................   The Trust

16. Acquisition and disposition of
    underlying securities .........................   The Trust - Creation of
                                                      Creation Units; The
                                                      Portfolio; Administration
                                                      of the Trust

17. (a)   Withdrawal or redemption by
          holders .................................   Administration of the
                                                      Trust - Rights of
                                                      Beneficial Owners;
                                                      Redemption of MidCap
                                                      SPDRs

    (b)   Persons entitled or required to redeem
          or repurchase securities ................   Same as set forth in 17(a)

    (c)   Cancellation or resale of repurchased or
          redeemed securities .....................   Same as set forth in 17(a)

18. (a)   Receipt, custody and
          disposition of income ...................   Administration of the
                                                      Trust - Distributions to
                                                      Beneficial Owners

    (b)   Reinvestment of distributions ...........   *

    (c)   Reserves or special funds ...............   Same as set forth in 18(a)

    (d)   Schedule of distributions ...............   *

----------
* Not applicable, answer negative or not required.

19. Records, accounts and reports .................   The S&P MidCap Index;
                                                      Distribution of MidCap
                                                      SPDRs; Expenses of the
                                                      Trust; Administration of
                                                      the Trust

20. Certain miscellaneous provisions of Trust
    Agreement

    (a)   Amendments ..............................   Administration of the
                                                      Trust - Amendments to the
                                                      Trust Agreement

    (b)   Extension or termination ................   Administration of the
                                                      Trust - Amendments to the
                                                      Trust Agreement;  Termina-
                                                      tion of the Trust
                                                      Agreement

    (c)   Removal or resignation of
          trustee .................................   Trustee

    (d)   Successor trustee........................   Same as set forth in 20(c)

    (e)   Removal or resignation of
          depositor ...............................   Sponsor

    (f)   Successor depositor .....................   Same as set forth in 20(e)

21. Loans to security holders .....................   *

22. Limitations on liabilities ....................   Trustee; Sponsor

23. Bonding arrangements ..........................   *

24. Other material provisions of
     Trust Agreement ..............................   *


    III.  Organization, Personnel and Affiliated Persons of
          Depositor

25. Organization of depositor .....................   Sponsor

26. Fees received by depositor ....................   *


----------
* Not applicable, answer negative or not required.

27. Business of depositor .........................   Sponsor

28. Certain information as to officials and
    affiliated persons of depositor ...............   Sponsor

29. Ownership of voting securities
    of depositor ..................................   Sponsor

30. Persons controlling depositor .................   *

31. Payments by depositor for certain services
    rendered to Trust .............................   *

32. Payments by depositor for certain other
    services rendered to Trust ....................   *

33. Remuneration of employees of depositor for
    certain services rendered to Trust ............   *

34. Compensation of other persons for certain
    services rendered to Trust ....................   *


    IV. Distribution and Redemption of Securities

35. Distribution of Trust's
    securities in states ..........................   *

36. Suspension of sales of Trust's
    securities ....................................   *

37. Denial or revocation of
    authority to distribute .......................   *

38. (a)   Method of distribution ..................   The Trust - Creation of
                                                      Creation Units

    (b)   Underwriting agreements .................   Summary - Highlights

    (c)   Selling agreements ......................   Same as set forth in
                                                      38(b)


----------
* Not applicable, answer negative or not required.

39. (a) Organization of principal
            underwriter.........................      Summary - Highlights

    (b) NASD membership of principal underwriter      Summary - Highlights

40. Certain fees received by principal
        underwriters............................      *

41. (a) Business of principal underwriters......      Summary - Highlights

    (b) Branch offices of
            principal underwriters..............      *

    (c) Salesmen of principal underwriters......      *

42. Ownership of Trust's securities by certain
        persons.................................      *

43. Certain brokerage commissions received
        by principal underwriters...............      *

44. (a) Method of valuation for determining
            offering price......................      The Portfolio; Valuation

    (b) Schedule as to components of
            offering price......................      *

    (c) Variation in offering
            price to certain persons............      *

45. Suspension of redemption rights.............      *

46. (a) Certain information regarding redemption
            or withdrawal valuation.............      Valuation; Redemption of
                                                      MidCap SPDRs

    (b) Schedule as to components of redemption
            price...............................      *


----------
* Not applicable, answer negative or not required.

47. Maintenance of position in underlying securities.............     The Trust; The Portfolio;
                                                                      Distribution of MidCap
                                                                      SPDRs; Valuation;
                                                                      Administration of the
                                                                      Trust

    V. Information Concerning the Trustee or Custodian

48. Organization and regulation of
        trustee................................                       Trustee

49. Fees and expenses of trustee...........                           Expenses of the Trust;
                                                                      Redemptions of MidCap
                                                                      SPDRs

50.  Trustee's lien.........................                          Expenses of the Trust;
                                                                      Redemption of MidCap
                                                                      SPDRs

    VI. Information Concerning Insurance of Holders of Securities

51. (a) Name and address of insurance company....................     *

    (b) Types of policies...............                              *

    (c) Types of risks insured and excluded......................     *

    (d  Coverage.................................................     *

    (e) Beneficiaries............................................     *

    (f) Terms and manner of cancellation.................... ....     *

    (g) Method of determining premiums........................ ..     *

    (h) Aggregate premiums paid..................................     *

    (i) Recipients of premiums...................................     *

    (j) Other material provisions of Trust Agreement
            relating to insurance.................... ...........     *


----------
* Not applicable, answer negative or not required.

    VII. Policy of Registrant

52. (a) Method of selecting and eliminating securities
           from the Trust..............................        The Trust - Creation of
                                                               Creation Units; The
                                                               Portfolio; Administration
                                                               of the Trust

    (b) Elimination of securities from the Trust.......        *

    (c) Policy of Trust regarding substitution and
           elimination of securities...................        Same as set forth in 52(a)

    (d) Description of any other fundamental policy of
           the Trust...................................        *

    (e) Code of Ethics pursuant to Rule 17j-1 of the
           1940 Act....................................        Code of Ethics

53. (a) Taxable status of the Trust....................        Tax Status of the Trust

    (b) Qualification of the Trust as a regulated
           investment company..........................        Same as set forth in
                                                               53(b)

    VIII. Financial and Statistical Information

54. Information regarding the Trust's last ten fiscal
        years..........................................        *

55. Certain information regarding periodic payment
        plan certificates.............................         *

56. Certain information regarding periodic payment plan
        certificates...................................        *

57. Certain information regarding periodic payment plan
        certificates...................................        *


----------
* Not applicable, answer negative or not required.

58. Certain information regarding periodic payment plan
        certificates...................................        *

59. Financial statements
        (Instruction 1(c) to Form S-6).................        *

                           Undertaking to File Reports

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulations of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

PROSPECTUS

                          STANDARD & POOR'S MIDCAP 400
                             DEPOSITARY RECEIPTS(TM)
                              ("MIDCAP SPDRS")(TM)
                           MIDCAP SPDR TRUST, SERIES 1
                            (A UNIT INVESTMENT TRUST)

                                 --------------

o MidCap SPDR Trust is an exchange traded fund designed to generally correspond to the price and yield performance of the S&P MidCap 400(TM) Index.

o   MidCap SPDR Trust holds all of the S&P MidCap 400 Index stocks.

o Each MidCap SPDR represents an undivided ownership interest in the MidCap SPDR Trust.

o The MidCap SPDR Trust issues and redeems MidCap SPDRs only in multiples of 25,000 MidCap SPDRs in exchange for S&P MidCap 400 Index stocks and cash.

o Individual MidCap SPDRs trade on the American Stock Exchange like any other equity security.

o   Minimum trading unit: 1 MidCap SPDR.

                                 --------------

                            SPONSOR: PDR SERVICES LLC
                  (SOLELY OWNED BY AMERICAN STOCK EXCHANGE LLC)
                          [MIDCAP SPDR Graphic Omitted]

                                 --------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 --------------

                        PROSPECTUS DATED JANUARY 27, 2003

                                 --------------


                      COPYRIGHT(R) 2003 BY PDR SERVICES LLC

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                STANDARD & POOR'S MIDCAP 400 DEPOSITARY RECEIPTS
                              ("MIDCAP SPDRS")(TM)
                           MIDCAP SPDR TRUST, SERIES 1

                                TABLE OF CONTENTS

SUMMARY ...................................................................    1
  Essential Information as of
    September 30, 2002 ....................................................    1
  Highlights ..............................................................    3
  Risk Factors ............................................................   10
REPORT OF INDEPENDENT ACCOUNTANTS .........................................   14
  Statement of Assets and Liabilities .....................................   15
  Statements of Operations ................................................   16
  Statements of Changes in Net Assets .....................................   17
  Financial Highlights ....................................................   18
  Notes to Financial Statements ...........................................   19
  Schedule of Investments .................................................   23
THE TRUST .................................................................   28
  Creation of Creation Units ..............................................   28
  Procedures for Creation of Creation Units ...............................   29
  Placement of Creation Orders Using
    MidCap SPDR Clearing Process ..........................................   31
  Placement of Creation Orders Outside
    MidCap SPDR Clearing Process ..........................................   31
  Securities Depository; Book-Entry-Only
    System ................................................................   31
REDEMPTION OF MIDCAP SPDRS ................................................   33
  Procedures for Redemption of
    Creation Units ........................................................   33
  Placement of Redemption Orders Using
    MidCap SPDR Clearing Process ..........................................   36
  Placement of Redemption Orders Outside
    MidCap SPDR Clearing Process ..........................................   36
THE PORTFOLIO .............................................................   37
  Portfolio Securities Conform to the
    S&P MidCap 400 Index ..................................................   37
  Adjustments to the Portfolio Deposit ....................................   40
THE S&P MIDCAP 400 INDEX ..................................................   42
LICENSE AGREEMENT .........................................................   43
EXCHANGE LISTING ..........................................................   45
TAX STATUS OF THE TRUST ...................................................   46
  Income Tax Consequences to Beneficial
    Owners ................................................................   46
  ERISA Considerations ....................................................   49
CONTINUOUS OFFERING OF MIDCAP SPDRS .......................................   49
DIVIDEND REINVESTMENT SERVICE .............................................   50
EXPENSES OF THE TRUST .....................................................   51
  Trustee Fee Scale .......................................................   53
VALUATION .................................................................   53
ADMINISTRATION OF THE TRUST ...............................................   54
  Distributions to Beneficial Owners ......................................   54
  Statements to Beneficial Owners;
Annual Reports ............................................................   56
Rights of Beneficial Owners ...............................................   56
Amendments to the Trust Agreement .........................................   56
Termination of the Trust Agreement ........................................   57
SPONSOR ...................................................................   58
TRUSTEE ...................................................................   59
DEPOSITORY ................................................................   60
LEGAL OPINION .............................................................   61
INDEPENDENT ACCOUNTANTS AND
  FINANCIAL STATEMENTS ....................................................   61
CODE OF ETHICS ............................................................   61
INFORMATION AND COMPARISONS RELATING TO
  TRUST, SECONDARY MARKET TRADING,
  NET ASSET SIZE, PERFORMANCE AND
  TAX TREATMENT ...........................................................   61
GLOSSARY ..................................................................   67

"S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "Standard & Poor's MidCap 400 Depositary Receipts" and "MidCap SPDRs" are trademarks of The McGraw-Hill Companies, Inc. PDR Services LLC and American Stock Exchange LLC are permitted to use these trademarks pursuant to a "License Agreement" with Standard & Poor's, a division of The McGraw-Hill Companies, Inc. The Trust, however, is not sponsored by or affiliated with Standard & Poor's or The McGraw-Hill Companies, Inc.

                                     SUMMARY

                 ESSENTIAL INFORMATION AS OF SEPTEMBER 30, 2002*

Glossary:                                  All   defined   terms  used  in  this
                                           Prospectus  and page numbers on which
                                           their  definitions  appear are listed
                                           in the Glossary on page 66.

Total Trust Assets:                        $5,479,591,399

Net Trust Assets:                          $5,408,491,155

Number of MidCap SPDRs:                    72,431,379

Fractional Undivided Interest in the
   Trust Represented by each
   MidCap SPDR:                            1/72,431,379th

Dividend Record Dates:                     Quarterly,   on  the   second   (2nd)
                                           Business  Day after the third  Friday
                                           in each of March, June, September and
                                           December.

Dividend Payment Dates:                    Quarterly,  on the last  Business Day
                                           of April, July, October and January.

Trustee's Annual Fee:                      From  14/100 of one percent to 10/100
                                           of one  percent,  based on the NAV of
                                           the Trust, as the same may be reduced
                                           by   certain   amounts,    plus   the
                                           Transaction Fee.**

Estimated Ordinary Operating
   Expenses of the Trust:                  25/100 of one percent (after a waiver
                                           of  a  portion  of  Trustee's  annual
                                           fee).**

Net Asset Value per MidCap SPDR
   (based on the value of the Portfolio
   Securities, other net assets of the
   Trust and number of MidCap
   SPDRs outstanding):                     $74.67

Evaluation Time:                           Closing  time of the regular  trading
                                           session   on  the  New   York   Stock
                                           Exchange,  Inc. (ordinarily 4:00 p.m.
                                           New York time).

Licensor:                                  Standard & Poor's,  a division of The
                                           McGraw-Hill Companies, Inc.

Mandatory Termination Date:                The Trust is  scheduled  to terminate
                                           no later than April 27, 2120, but may
                                           terminate   earlier   under   certain
                                           circumstances.

Discretionary Termination:                 Trust may be  terminated if the value
                                           of the  securities  held by the Trust
                                           is less  than  $100,000,000,  as such
                                           amount    shall   be   adjusted   for
                                           inflation.  The  Trust  may  also  be
                                           terminated under other circumstances.

Fiscal Year End:                           September 30

Market Symbol:                             MidCap  SPDRs  trade on the  American
                                           Stock Exchange under the symbol "MDY"

CUSIP:                                     595635103

---------
   * The Trust Agreement became effective, the initial deposit was made and the Trust commenced operation on April 27, 1995.

  ** Ordinary operating expenses are currently being accrued at an annual rate of .25%. Last year's operating expenses were .25% after a waiver by the Trustee. Future accruals will depend primarily on the level of the Trust's net assets and the level of Trust expenses. There is no guarantee that the Trust's ordinary operating expenses will not exceed .25% of the Trust's daily NAV and such rate may be changed without notice. Until further notice, the Sponsor has undertaken that the ordinary operating expenses of the Trust as calculated by the Trustee will not be permitted to exceed an amount which is .30% of the daily NAV of the Trust. Thereafter, such amount may be changed and may exceed .30%. There is no guarantee that the Trust's ordinary operating expenses will not exceed such .30% rate.

                                   HIGHLIGHTS

o    MIDCAP SPDRS ARE OWNERSHIP INTERESTS IN THE MIDCAP SPDR TRUST

     The MidCap SPDR Trust, Series 1 ("Trust") is a unit investment trust that issues securities called Standard & Poor's MidCap 400 Depositary Receipts or "MidCap SPDRs". The Trust is organized under New York law and is governed by a trust agreement between The Bank of New York ("Trustee") and PDR Services LLC ("Sponsor"), dated and executed as of April 27, 1995) ("Trust Agreement") MidCap SPDRs represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor's MidCap 400 Index(R) ("S&P MidCap 400 Index").

o MIDCAP SPDRS SHOULD CLOSELY TRACK THE VALUE OF THE STOCKS INCLUDED IN THE S&P MIDCAP 400 INDEX

     MidCap SPDRs intend to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P MidCap 400 Index. Current information regarding the value of the S&P MidCap 400 Index is available from market information services. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") obtains information for inclusion in, or for use in the calculation of, the S&P MidCap 400 Index from sources S&P considers reliable. None of S&P, the Sponsor, the Trust or the Exchange accepts responsibility for or guarantees the accuracy and/or completeness of the S&P MidCap 400 Index or any data included in the S&P MidCap 400 Index.

     The Trust holds the Portfolio and cash and is not actively "managed" by traditional methods, which typically involve effecting changes in the Portfolio on the basis of judgments made relating to economic, financial and market considerations. To maintain the correspondence between the composition and weightings of stocks held by the Trust ("Portfolio Securities" or, collectively, "Portfolio") and component stocks of the S&P MidCap 400 Index ("Index Securities"), the Trustee adjusts the Portfolio from time to time to conform to periodic changes in the identity and/or relative weightings of Index Securities. The Trustee aggregates certain of these adjustments and makes changes to the Portfolio at least monthly or more frequently in the case of significant changes to the S&P MidCap 400 Index. Any change in the identity or weighting of an Index Security will result in a corresponding adjustment to the prescribed Portfolio Deposit effective on any day that the New York Stock Exchange is open for business ("Business Day") following the day on which the change to the S&P MidCap 400 Index takes effect after the close of the market.

     The value of MidCap SPDRs fluctuates in relation to changes in the value of the Portfolio. The market price of each individual MidCap SPDR may not be identical to the net asset value ("NAV") of such MidCap SPDR but, historically, these two valuations have been very close.

o    MIDCAP SPDRS TRADE ON THE AMERICAN STOCK EXCHANGE

     MidCap SPDRs are listed for trading on the American Stock Exchange ("Exchange"). MidCap SPDRs are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day. MidCap SPDRs are traded on the Exchange in 100 MidCap SPDR round lots, but can be traded in odd lots of as little as one MidCap SPDR. The Exchange may halt trading of MidCap SPDRs under certain circumstances.

o    BROKERAGE COMMISSIONS ON MIDCAP SPDRS

     Secondary market purchases and sales of MidCap SPDRs are subject to ordinary brokerage commissions and charges.

o THE TRUST ISSUES AND REDEEMS MIDCAP SPDRS IN MULTIPLES OF 25,000 MIDCAP SPDRS CALLED "CREATION UNITS"

     The Trust issues and redeems MidCap SPDRs only in specified large lots of 25,000 MidCap SPDRs or multiples thereof referred to as "Creation Units." Creation Units are issued by the Trust to anyone who, after placing a creation order with ALPS Distributors, Inc. ("Distributor"), deposits with the Trustee, a specified portfolio of Index Securities and a cash payment generally equal to dividends (net of expenses) accumulated up to the time of deposit.

     Fractional Creation Units may be created or redeemed only in limited circumstances.* Creation Units are redeemable in kind only and are not redeemable for cash. Upon receipt of one or more Creation Units, the Trust delivers to the redeeming holder a portfolio of Index Securities (based on NAV of the Trust), together with a cash payment. Each redemption has to be accompanied by a Cash Redemption Payment that on any given Business Day is an amount identical to the Cash Component of a Portfolio Deposit.

     If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component in lieu thereof. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor as part of the Cash Component in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit. If the Trustee determines that one or more Index Securities are likely to be unavailable or available in insufficient

--------
* See the discussion of termination of the Trust in this Summary and "Dividend Reinvestment Service," however, for a description of the circumstances in which MidCap SPDRs may be redeemed or created by the Trustee in less than a Creation Unit size aggregation of 25,000 MidCap SPDRs.

quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may deliver the cash equivalent value of one or more of these Index Securities, based on their market value as of the Evaluation Time on the date the redemption order is deemed received by the Trustee, as part of the Cash Redemption Payment in lieu thereof.

o    CREATION ORDERS MUST BE PLACED WITH THE DISTRIBUTOR

     All orders to create Creation Units must be placed with the Distributor. To be eligible to place these orders, an entity or person must be (a) a "Participating Party," or (b) a DTC Participant, and in each case must have executed an agreement with the Distributor and the Trustee ("Participant Agreement"). The term "Participating Party" means a broker-dealer or other participant in the MidCap SPDR Clearing Process, through the Continuous Net Settlement ("CNS") System of the National Securities Clearing Corporation ("NSCC"), a clearing agency registered with the Securities and Exchange Commission ("SEC"). Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment, plus or minus the Balancing Amount. "Dividend Equivalent Payment" is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, and (ii) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as "Cash Component" and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a "Portfolio Deposit." Persons placing creation orders with the Distributor must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC, as such processes have been enhanced to effect creations and redemptions of Creation Units, such processes referred to herein as the "MidCap SPDR Clearing Process," or (ii) with the Trustee outside the MidCap SPDR Clearing Process (I.E. through the facilities of DTC).

     The Distributor acts as underwriter of MidCap SPDRs on an agency basis. The Distributor maintains records of the orders placed with it and the confirmations of acceptance and furnishes to those placing such orders confirmations of acceptance of the orders. The Distributor also is responsible for delivering a prospectus to persons creating MidCap SPDRs. The Distributor also maintains a record of the delivery instructions in response to orders and may provide certain other administrative services, such as those related to state securities law compliance. The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1625 Broadway, Suite 2200, Denver, CO 80202, toll free number: 1-800-843-2639. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. PDR Services LLC, as Sponsor of the Trust, pays the Distributor for its services a flat annual fee. The

Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

o    EXPENSES OF THE TRUST

     The expenses of the Trust are accrued daily and reflected in the NAV of the Trust. After reflecting waivers, the Trust currently is accruing ordinary operating expenses at an annual rate of 0.25%:

     SHAREHOLDER FEES:*                                                    None*
     (fees paid directly from your investment)

     ESTIMATED TRUST ANNUAL ORDINARY OPERATING EXPENSES:

     CURRENT TRUST ANNUAL ORDINARY                                 AS A % OF
     OPERATING EXPENSES                                        TRUST NET ASSETS
     ------------------                                        ----------------
     Trustee's Fee                                                  0.10%
     S&P License Fee                                                0.03%
     Registration Fees                                              0.01%
     Marketing Expenses                                             0.11%
     Other Operating Expenses                                       0.00%
                                                                    -----
     TOTAL:                                                         0.25%

     Future accruals will depend primarily on the level of the Trust's net assets and the level of expenses. There is no guarantee that the Trust's ordinary operating expenses will not exceed .25% of the Trust's daily NAV.

     The Trustee has voluntarily agreed to reduce its Trustee's fee. The amount of the reduction will be equal to the Federal Funds Rate, as published in the Wall Street Journal, multiplied by each day's daily cash balance in the Trust's cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. The Trustee reserves the right to discontinue this voluntary fee reduction in the future.

----------
* Investors do not pay shareholder fees directly from their investment, but purchases and redemptions of Creation Units are subject to Transaction Fees (described below in "A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units"), and purchases and sales of MidCap SPDRs in the secondary market are subject to ordinary brokerage commissions and charges (described above in "Brokerage Commissions on MidCap SPDRs").

o    BAR CHART AND TABLE

     The bar chart below and the table on the next page entitled "Average Annual Total Returns (for periods ending December 31, 2002)" ("Table") provide some indication of the risks of investing in the Trust by showing the variability of the Trust's returns based on net assets and comparing the Trust's performance to the performance of the S&P MidCap 400 Index. Past performance (both before and after tax) is not necessarily an indication of how the Trust will perform in the future.

     The after-tax returns presented in the Table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold MidCap SPDRs through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The total returns in the bar chart below, as well as the total and after-tax returns presented in the Table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor brokerage commissions incurred by those persons purchasing and selling MidCap SPDRs in the secondary market (see footnotes (3) and (4) to the Table).


             [Data below represents bar chart in the printed piece]

 1996    1997      1998     1999     2000    2001       2002
 ----    ----      ----     ----     ----    ----      ------
17.07    32.93    17.23    13.61    20.07   -0.91    -14.54(1)

     This bar chart shows the performance of the Trust for each full calendar year since its inception on April 27, 1995. During the period shown above (January 1, 1996 through December 31, 2002), the highest quarterly return for the Trust was 25.78% for the quarter ended 12/31/1998, and the lowest was -16.62% for the quarter ended 9/28/2001.

---------
(1) Total return figures are calculated assuming the reinvested price for the 12/20/02 income distribution is the 12/31/02 NAV. The actual reinvestment price is the 1/31/03 NAV, which was not available at the time of the above calculations. Actual performance calculations may or may not differ based on this assumption.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2002)

                                                        PAST        PAST         SINCE
                                                      ONE YEAR   FIVE YEARS   INCEPTION(5)
                                                      --------   ----------   -----------
MidCap SPDR Trust, Series 1
   Return Before Taxes(1)(2)(3)(4) .................  -14.54%       6.25%        12.53%
   Return After Taxes on Distributions(1)(2)(3)(4)..  -14.90%       5.50%        11.75%
   Return After Taxes on Distributions and
     Redemption of Creation Units(1)(2)(3)(4) ......   -8.91%       4.76%        10.25%
S&P MidCap 400 Index(6) ............................  -14.52%       6.41%        13.02%

----------
 (1) Total return figures are calculated assuming the reinvested price for the 12/20/02 income distribution is the 12/31/02 NAV. The actual reinvestment price is the 1/31/03 NAV, which was not available at the time of the above calculations. Actual performance calculations may or may not differ based on this assumption.

 (2) Includes all applicable ordinary operating expenses set forth above in the section of "Highlights" entitled "Expenses of the Trust".

 (3) Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed below in the section of "Highlights" entitled "A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units". If these amounts were reflected, returns would be less than those shown.

 (4) Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of MidCap SPDRs in the secondary market as discussed above in the section of "Highlights" entitled "Brokerage Commissions on MidCap SPDRs". If these amounts were reflected, returns would be less than those shown.

 (5) Investment operation commenced on April 27, 1995.

 (6) Does not reflect deductions for taxes, operating expenses, Transaction Fees, brokerage commissions, or fees of any kind.

o A TRANSACTION FEE IS PAYABLE FOR EACH CREATION AND FOR EACH REDEMPTION OF MIDCAP SPDRS

     A transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the MidCap SPDR Clearing Process ("Transaction Fee") is non-refundable, regardless of the NAV of the Trust. This Transaction Fee is $3,000 per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The $3,000 charge is subject to a limit not to exceed 20/100 of one percent (20 basis points) of the value of one Creation Unit at the time of creation ("20 Basis Point Limit").

     For creations and redemptions outside the MidCap SPDR Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with creation or redemption outside the MidCap SPDR Clearing Process would be $3,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $9,000 (3 times $3,000), for a total not to exceed $12,000. Creators and redeemers restricted from engaging in transactions in one or more Index Securities may pay the Trustee the Transaction Fee and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

o    MIDCAP SPDRS ARE HELD IN BOOK ENTRY FORM ONLY

     The Depository Trust Company ("DTC") or its nominee is the record or registered owner of all outstanding MidCap SPDRs. Beneficial ownership of MidCap SPDRs is shown on the records of DTC or its participants. Individual certificates are not issued for MidCap SPDRs. See "The Trust--Depository; Book-Entry-Only System."

o    MIDCAP SPDRS MAKE PERIODIC DIVIDEND PAYMENTS

     MidCap SPDR holders receive on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends declared on Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust and taxes, if applicable. Because of such fees and expenses, the dividend yield for MidCap SPDRs is ordinarily less than that of the S&P MidCap 400 Index. Investors should consult their tax advisors regarding consequences associated with Trust dividends, as well as those associated with MidCap SPDR sales or redemptions.

     Quarterly distributions based on the amount of dividends payable with respect to Portfolio Securities and other income received by the Trust, net of fees and expenses, and taxes if applicable, are made via DTC and its participants to Beneficial Owners on each Dividend Payment Date. Any capital gain income recognized by the Trust in any taxable year that is not previously treated as distributed during the year ordinarily is to be distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended ("Code"). Although all distributions are currently made quarterly, the Trustee may vary the periodicity with which distributions are made. Those Beneficial Owners interested in reinvesting their quarterly distributions may participate through DTC Participants in the DTC Dividend Reinvestment Service ("Service") available through certain brokers. See "The Trust--Depository; Book-Entry-Only System."

o    THE TRUST INTENDS TO QUALIFY AS A REGULATED INVESTMENT COMPANY

     For the fiscal year ended September 30, 2002, the Trust believes that it qualified for tax treatment as a "regulated investment company" under Subchapter M of the Code. The Trust intends to continue to so qualify and to distribute annually its entire investment company taxable income and net capital gain. Distributions that are taxable as ordinary income to Beneficial Owners generally are expected to constitute dividend income for federal income tax purposes and to be eligible for the dividends-received deduction available to many corporations to the extent of qualifying dividend income received by the Trust. The Trust's regular quarterly distributions are based on the dividend performance of the Portfolio during such quarterly distribution period rather than the actual taxable income of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

o    TERMINATION OF THE TRUST

     The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) April 27, 2120 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993. Upon termination, the Trust may be liquidated and pro rata shares of the assets of the Trust, net of certain fees and expenses, distributed to holders of MidCap SPDRs.

o    PURCHASES OF MIDCAP SPDRS BY REGISTERED INVESTMENT COMPANIES

     Purchases of MidCap SPDRs by registered investment companies are subject to restrictions set forth in Section 12(d)(1) of the Investment Company Act of 1940. The Trust itself is also subject to the restrictions of Section 12(d)(1), meaning (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that regulated investment company's outstanding share position, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

                                  RISK FACTORS

     Investors can lose money by investing in MidCap SPDRs. Investors should carefully consider the risk factors described below together with all of the other information included in this Prospectus before deciding to invest in MidCap SPDRs.

INVESTMENT IN THE TRUST INVOLVES THE RISKS INHERENT IN AN INVESTMENT IN ANY EQUITY SECURITY.An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities (particularly those that are heavily weighted in the S&P MidCap 400 Index), the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities also change from time to time.

     The financial condition of the issuers may become impaired or the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Portfolio and thus in the value of MidCap SPDRs). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

     Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio may be expected to fluctuate over the entire life of the Trust.

     There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

THE TRUST IS NOT ACTIVELY MANAGED.The Trust is not actively "managed" by traditional methods, and therefore the adverse financial condition of an issuer will not result in the elimination of its stocks from the Portfolio unless the stocks of such issuer are removed from the S&P MidCap 400 Index.

A LIQUID TRADING MARKET FOR CERTAIN PORTFOLIO SECURITIES MAY NOT EXIST.Although most of the Portfolio Securities are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made for any of Portfolio Securities, that any market will be maintained or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

THE TRUST MAY NOT ALWAYS BE ABLE EXACTLY TO REPLICATE THE PERFORMANCE OF THE S&P MIDCAP 400 INDEX.The Trust is not able to replicate exactly the performance of the S&P MidCap 400 Index because the total return generated by the Portfolio is reduced by Trust expenses and transaction costs incurred in adjusting the actual balance of the Portfolio. It is also possible that, for a short period, the Trust may not fully replicate the performance of the S&P MidCap 400 Index due to the temporary unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances.

     Investment in the Trust may have adverse tax consequences. Investors in the Trust should also be aware that there are tax consequences associated with the ownership of MidCap SPDRs resulting from the distribution of Trust dividends and sales of MidCap SPDRs as well as under certain circumstances the sales of stocks held by the Trust in connection with redemptions.

NAV MAY NOT ALWAYS CORRESPOND TO MARKET PRICE.The NAV of MidCap SPDRs in Creation Unit size aggregations and, proportionately, the NAV per MidCap SPDR, changes as fluctuations occur in the market value of Portfolio Securities. Investors should be aware that the aggregate public trading market price of 25,000 MidCap SPDRs may be different from the NAV of a Creation Unit (I.E., 25,000 MidCap SPDRs may trade at a premium over, or at a discount to, the NAV of a Creation Unit) and similarly the public trading market price per MidCap SPDR may be different from the NAV of a Creation Unit on a per MidCap SPDR basis. This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for MidCap SPDRs is closely related to, but not identical to, the same forces influencing the prices of Index Securities trading individually or in the aggregate at any point in time. Investors also should note that the size of the Trust in terms of total assets held may change substantially over time and from time to time as Creation Units are created and redeemed.

THE EXCHANGE MAY HALT TRADING IN MIDCAP SPDRS.MidCap SPDRs are listed for trading on the Exchange under the market symbol MDY. Trading in MidCap SPDRs may be halted due to market conditions or, in light of Exchange rules and procedures, for reasons that, in the view of the Exchange, make trading in MidCap SPDRs inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules that require trading to be halted for a specified period based on a specified market decline. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of MidCap SPDRs will continue to be met or will remain unchanged. The Trust will be terminated if MidCap SPDRs are delisted from the Exchange.

MIDCAP SPDRS ARE SUBJECT TO MARKET RISKS.MidCap SPDRs are subject to the risks other than those inherent in an investment in equity securities, discussed above, in that the selection of the stocks included in the Portfolio, the expenses associated with the Trust, or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of stocks may affect trading in MidCap SPDRs.

THE REGULAR SETTLEMENT PERIOD FOR CREATION UNITS MAY BE REDUCED.Except as otherwise specifically noted, the time frames for delivery of stocks, cash, or MidCap SPDRs in connection with creation and redemption activity within the MidCap SPDR Clearing Process are based on NSCC's current "regular way" settlement period of three (3) days during which NSCC is open for business (each such day an "NSCC Business Day"). NSCC may, in the future, reduce such "regular way" settlement period, in which case there may be a corresponding reduction in settlement periods applicable to MidCap SPDR creations and redemptions.

CLEARING AND SETTLEMENT OF CREATION UNITS MAY BE DELAYED OR FAIL.The Trustee delivers a portfolio of stocks for each Creation Unit delivered for redemption substantially identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect on the date the request for redemption is deemed received by the Trustee. If redemption is processed through the MidCap SPDR Clearing Process, the stocks that are not delivered are covered by NSCC's guarantee of the completion of such delivery. Any stocks not received on settlement date are marked-to-market until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver the stocks to NSCC, and the market risk of any increase in the value of the stocks until delivery is made by the Trust to NSCC could adversely affect the NAV of the Trust. Investors should note that the stocks to be delivered to a redeemer submitting a redemption request outside of the MidCap SPDR Clearing Process that are not delivered to such redeemer are not covered by NSCC's guarantee of completion of delivery.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEE AND THE UNITHOLDERS OF MIDCAP SPDR TRUST, SERIES 1:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Midcap SPDR Trust, Series 1 (the "Trust") at September 30, 2002, the results of its operations and the changes in its net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York

November 22, 2002

MIDCAP SPDR TRUST, SERIES 1
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments in securities, at value (cost $7,207,248,698)    $ 5,408,181,608
    Cash ....................................................        17,929,901
    Dividends receivable ....................................         3,491,929
    Receivable for securities sold ..........................        49,987,961
                                                                ---------------
    Total Assets ............................................     5,479,591,399
                                                                ---------------

LIABILITIES:
    Payable for securities purchased ........................        50,938,975
    Distribution payable ....................................        12,970,692
    Payable to sponsor ......................................         6,613,961
    Accrued Trustee fees ....................................           491,562
    Other accrued expenses ..................................            78,786
    Redemption payable ......................................             6,268
                                                                ---------------
    Total Liabilities .......................................        71,100,244
                                                                ---------------

Net Assets ..................................................   $ 5,408,491,155
                                                                ---------------

NET ASSETS REPRESENTED BY:
Interest of Unitholders (72,431,379 units
   of fractional undivided  interest (MidCap SPDRs)
   outstanding; unlimited units authorized)
    Cost to investors of outstanding units ..................   $ 7,724,250,175
    Undistributed net investment income .....................         3,046,955
    Accumulated net realized losses on investments ..........      (519,738,885)
    Unrealized depreciation on investments ..................    (1,799,067,090)
                                                                ---------------

Net assets ..................................................   $ 5,408,491,155
                                                                ===============
Net asset value per MidCap SPDR ($5,408,491,155/72,431,379
   MidCap SPDRs) ............................................   $         74.67
                                                                ===============




   The accompanying notes are an integral part of these financial statements.

MIDCAP SPDR TRUST, SERIES 1
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,     SEPTEMBER 30,
                                                     2002               2001               2000
                                                ---------------    ---------------    ---------------
INVESTMENT INCOME
   DIVIDEND INCOME ..........................   $    61,546,707     $ 38,932,541      $    27,061,110
Expenses
   Trustee fees and expenses ................         6,104,160          4,573,086          2,886,936
   Printing and distribution
     expenses ...............................         6,289,457          4,028,449          2,755,994
   Audit fees ...............................            58,800             55,200             50,293
   Amortization of organization costs .......              --                 --               22,251
   Legal fees ...............................            22,533             41,137             39,823
   License fees .............................         1,895,620          1,204,940            949,773
                                                ---------------    ---------------    ---------------
   Total expenses ...........................        14,370,570          9,902,812          6,705,070
   Less: expenses assumed by the
     Sponsor and the Trustee (see Note 3) ...          (164,484)          (343,664)          (751,162)
                                                ---------------    ---------------    ---------------
   Net expenses .............................        14,206,086          9,559,148          5,953,908
                                                ---------------    ---------------    ---------------
   Net investment income ....................        47,340,621         29,373,393         21,107,202
                                                ---------------    ---------------    ---------------
Realized and unrealized
   gains (losses) on investments
   Net realized losses ......................      (206,509,823)      (160,292,538)      (152,936,524)
   Net realized gains from in-kind
     redemptions ............................       241,012,342        362,543,701        695,326,216
   Net change in unrealized appreciation
     (depreciation) of investments ..........      (770,484,849)    (1,062,847,655)       264,297,987
                                                ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses)
     on investments .........................      (735,982,330)      (860,596,492)       806,687,679
                                                ---------------    ---------------    ---------------
     NET INCREASE (DECREASE)
       IN NET ASSETS RESULTING
       FROM OPERATIONS ......................   $  (688,641,709)   $  (831,223,099)   $   827,794,881
                                                ===============    ===============    ===============





   The accompanying notes are an integral part of these financial statements.

MIDCAP SPDR TRUST, SERIES 1
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                   ENDED             ENDED             ENDED
                                               SEPTEMBER 30,      SEPTEMBER 30,     SEPTEMBER 30,
                                                     2002             2001              2000
                                              ---------------    ---------------    ---------------
INCREASE (DECREASE) IN
   NET ASSETS FROM:
Operations:
   Net investment income ..................   $    47,340,621    $    29,373,393    $    21,107,202
   Net realized gains on investments and
     in-kind redemptions ..................        34,502,519        202,251,163        542,389,692
   Net change in unrealized appreciation
     (depreciation) on investments ........      (770,484,849)    (1,062,847,655)       264,297,987
                                              ---------------    ---------------    ---------------
   Net increase (decrease) in net assets
     resulting from operations ............      (688,641,709)      (831,223,099)       827,794,881
                                              ---------------    ---------------    ---------------
Dividends and Distributions to
   Unitholders from:
   Net investment income ..................       (47,963,865)       (31,014,357)       (21,632,016)
   Net realized gains .....................                --                 --        (63,138,458)
                                              ---------------    ---------------    ---------------
   Total dividends and distributions ......       (47,963,865)       (31,014,357)       (84,770,474)
                                              ---------------    ---------------    ---------------
Unitholder Transactions:
   Proceeds from subscriptions of
     MidCap SPDR units ....................     3,612,115,520      3,552,958,639      3,252,766,934
   Reinvestment of dividends and
     distributions ........................           415,262            401,937          2,474,880
   Less: Redemptions of
     MidCap SPDR units ....................    (1,434,058,022)    (1,774,165,755)    (2,688,723,856)
                                              ---------------    ---------------    ---------------
   Increase in net assets due to unitholder
     transactions .........................     2,178,472,760      1,779,194,821        566,517,958
                                              ---------------    ---------------    ---------------
   Total increase .........................     1,441,867,186        916,957,365      1,309,542,365
Net Assets:
   Beginning of year ......................     3,966,623,969      3,049,666,604      1,740,124,239
                                              ---------------    ---------------    ---------------
   End of year (including undistributed
     net investment income of $3,046,955,
     $1,774,579 and $2,210,603,
     respectively) ........................   $ 5,408,491,155    $ 3,966,623,969    $ 3,049,666,604
                                              ===============    ===============    ===============





   The accompanying notes are an integral part of these financial statements.

MIDCAP SPDR TRUST, SERIES 1
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A MIDCAP SPDR
--------------------------------------------------------------------------------

                                  FOR THE YEAR      FOR THE YEAR     FOR THE YEAR      FOR THE YEAR    FOR THE YEAR
                                     ENDED              ENDED            ENDED            ENDED            ENDED
                                  SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,   SEPTEMBER 30,
                                      2002              2001             2000               1999            1998
                                   ----------        ----------        ----------        ----------      ----------
NET ASSET VALUE,
   BEGINNING OF
   YEAR .....................      $    79.21        $    98.86        $    71.70        $    59.20      $    64.65
                                   ----------        ----------        ----------        ----------      ----------
Investment Operations:
  Net investment income .....            0.70              0.67              0.75              0.73            0.57
  Net realized and unrealized
     gains (losses) on
     investments ............           (4.52)           (19.61)            29.18             13.95           (4.79)
                                   ----------        ----------        ----------        ----------      ----------
  Total from Investment
     Operations .............           (3.82)           (18.94)            29.93             14.68           (4.22)
                                   ----------        ----------        ----------        ----------      ----------
Less Distributions from:
  Net investment income .....           (0.72)            (0.71)            (0.77)            (0.68)          (0.59)
  Net realized gains ........            0.00              0.00             (2.00)            (1.50)          (0.64)
                                   ----------        ----------        ----------        ----------      ----------
  Total Distributions .......           (0.72)            (0.71)            (2.77)            (2.18)          (1.23)
                                   ----------        ----------        ----------        ----------      ----------
Net Asset Value,
   End of Year ..............      $    74.67        $    79.21        $    98.86        $    71.70      $   $59.20
                                   ==========        ==========        ==========        ==========      ==========
Total Investment Return .....           (4.94)%          (19.26)%           42.55%            24.72%          (6.69)%
RATIOS AND
   SUPPLEMENTAL DATA
  Net assets,
     end of year (000's) ....      $5,408,491        $3,966,624        $3,049,667        $1,740,124        $668,293
  Ratio of expenses to
     average net assets .....            0.25%(1)          0.26%(1)          0.28%(1)          0.26%(1)        0.30%
  Ratio of net investment
     income to average
     net assets .............            0.81%(1)          0.75%(1)          0.85%(1)          0.97%(1)        0.92%
  Portfolio turnover rate(2)            21.43%            33.22%            29.95%            43.42%          30.80%

----------
(1) Grossed up for expenses reimbursed or assumed by the Sponsor and the Trustee. Net of expenses reimbursed by the Sponsor and the Trustee, the net investment income and expenses to average net assets ratios would have been 0.82% and 0.25% for the year ended September 30, 2002, 0.76% and 0.25% for the year ended September 30, 2001, 0.87% and 0.25% for the year ended September 30, 2000, 0.97% and 0.26% for the year ended September 30, 1999.

(2) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions of MidCap SPDRs.


   The accompanying notes are an integral part of these financial statements.

MIDCAP SPDR TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------


NOTE 1--ORGANIZATION

     MidCap SPDR Trust, Series 1 (the "Trust") is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, which comprise the Standard & Poor's MidCap 400 Composite Price Index (the "S&P MidCap Index"). Each unit of fractional undivided interest in the Trust is referred to as a Standard & Poor's Depositary Receipt ("MidCap SPDR"). The Trust commenced operations on April 27, 1995 upon the initial issuance of 375,000 MidCap SPDRs (equivalent to 15
"Creation Units"- see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

NOTE 2--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The financial statements of the Trust are prepared in accordance with accounting principles generally accepted in the United States of America.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

     Security Valuation--Portfolio securities are valued based on the closing sale price on the exchange, which is deemed to be the principal market for the security. If no closing sale price is available, then the security is valued at the mean between the closing bid and offer prices on the exchange, which is deemed to be the principal market for the security. If there are no closing bid and offer prices available, valuation will be determined by the Trustee in good faith based on available information.

     Investment Transactions--Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date.

     Distributions to Unitholders--The Trust intends to declare and distribute dividends from net investment income quarterly. The Trust will distribute net realized capital gains, if any, at least annually.

     Federal Income Tax--The Trust has qualified and intends to continue to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal

MIDCAP SPDR TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

     Revenue Code of 1986, as amended. By so qualifying and electing, the Trust is not subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust is not subject to federal excise tax.

NoTE 3--TRANSACTIONS WITH THE TRUSTEE AND SPONSOR

     In accordance with the Trust Agreement, The Bank of New York (the "Trustee") maintains the Trust's accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities, which must be delivered in exchange for the issuance of Creation Units of the Trust, and for adjusting the composition of the Trust's portfolio from time to time to conform to changes in the composition and/or weighting structure of the S&P MidCap Index. For these services, the Trustee receives a fee at the following annual rates:

                                                     FEE AS A PERCENTAGE OF
NET ASSET VALUE OF THE TRUST                      NET ASSET VALUE OF THE TRUST
-------------------------------                   -----------------------------
$0-$500,000,000*                                     14/100 of 1% per annum
$500,000,001-$1,000,000,000*                         12/100 of 1% per annum
$1,000,000,001 and above*                            10/100 of 1% per annum

* The fee indicated applies to that portion of the net asset value of the Trust, which falls in the size category indicated.

     The Trustee voluntarily agreed to reduce its fee by $164,484 for the year ended September 30, 2002. The amount of the reduction equals the Federal Funds Rate, as published in the Wall Street Journal multiplied by each day's daily cash balance in the Trust's cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. The Trustee reserves the right to discontinue this voluntary fee reduction in the future.

     PDR Services LLC (the "Sponsor", a wholly-owned subsidiary of the American Stock Exchange, Inc.) agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust, which exceeded 30/100 of 1% per annum of the daily net asset value of the Trust as calculated by the Trustee. The expenses assumed by the Sponsor were none, none and $367,786 for the years ended September 30, 2002, 2001 and 2000, respectively.

     The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that expenses fall below the expense limitation described above on any given day during the year.

MIDCAP SPDR TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

NOTE 4--TRUST TRANSACTIONS IN MIDCAP SPDRS

     Transactions in MidCap SPDRs were as follows:

                                      YEAR ENDED
                                  SEPTEMBER 30, 2002
                            -----------------------------
                               MIDCAP
                                SPDRS          AMOUNT
                            -----------   ---------------
MidCap SPDRs sold ........   39,000,000   $ 3,612,115,520
Dividend reinvestment
  MidCap SPDRs issued ....        4,704           415,262
MidCap SPDRs redeemed ....  (16,650,000)   (1,434,058,022)
                            -----------   ---------------
Net increase .............   22,354,704   $ 2,178,472,760
                            ===========   ===============

                                  YEAR ENDED                         YEAR ENDED
                              SEPTEMBER 30, 2001                SEPTEMBER 30, 2000
                            -------------------------      -----------------------------
                               MIDCAP                         MIDCAP
                                SPDRS          AMOUNT          SPDRS          AMOUNT
                            -----------   ---------------  -----------   ---------------
MidCap SPDRs sold ........   38,425,000   $ 3,552,958,639    38,000,000   $ 3,252,766,934
Dividend reinvestment
  MidCap SPDRs issued ....        4,235           401,937        29,330         2,474,880
MidCap SPDRs redeemed ....  (19,200,000)   (1,774,165,755)  (31,450,000)   (2,688,723,856)
                             ----------   ---------------   -----------   ---------------
Net increase .............   19,229,235   $ 1,779,194,821     6,579,330   $   566,517,958
                             ==========   ===============   ============  ===============

     Except under the Trust's dividend reinvestment plan, MidCap SPDRs are issued and redeemed by the Trust only in Creation Unit size aggregations of 25,000 MidCap SPDRs. Such transactions are only permitted on an in-kind basis, with a separate cash payment, which is equivalent to the undistributed net investment income per MidCap SPDR and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. Transaction fees, in the amount of the lesser of 20/100 of 1% of current market value of 1 Creation Unit or $3,000, are charged to those persons creating or redeeming Creation Units. Transaction fees are received by the Trustee and used to offset the expense of processing orders. During the year ended September 30, 2002, the Trustee earned $267,000 in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive its fee, or modify its transaction fee schedule, subject to certain limitations. There were no reductions or waivers for the year ended September 30, 2002.

     At September 30, 2002, the Trustee and its affiliates held 6,058,990 MidCap SPDRs, or 8.4% of fractional undivided interest in the Trust.

MIDCAP SPDR TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

NOTE 5--INVESTMENT TRANSACTIONS

     For the year ended September 30, 2002, the Trust had purchases and sales of investment securities of $1,240,761,239 and $1,240,513,691, respectively.

NOTE 6--FEDERAL INCOME TAX STATUS

      As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions and components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post-October losses, and distributions payable.

Cost of investments for federal income tax purposes             $ 7,287,045,267
                                                                ===============
Gross unrealized appreciation                                   $   175,567,846
Gross unrealized depreciation                                    (2,054,431,505)
                                                                ---------------
Net unrealized depreciation                                     $(1,878,863,659)
                                                                ===============
Distributable earnings, ordinary income                         $    16,017,648
                                                                ===============
Capital loss carryforwards expiring:
              9/30/08                                           $   (11,118,835)
              9/30/09                                              (168,998,054)
              9/30/10                                              (152,712,102)
                                                                ---------------
                                                                $  (332,828,991)
                                                                ===============

     To the extent that capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

     At September 30, 2002, the Trust deferred $107,113,323 of capital losses arising subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending September 30, 2003.

     The tax composition of dividends paid during the year was from ordinary income.

     As of September 30, 2002, the Trust had permanent book/tax differences attributable to in-kind redemptions and non-deductible expenses. To reflect reclassifications arising from these differences, undistributed net investment income was increased by $1,895,620, accumulated net realized loss on investments was increased by $241,012,342, and additional paid in capital was increased by $239,116,722.

MIDCAP SPDR TRUST, SERIES 1
SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

COMMON STOCK                    SHARES             VALUE
------------                    ------             -----
3Com Corp.* ................   2,890,722    $  11,389,444.68
99 Cents Only Stores* ......     565,501       11,705,870.70
Abercrombie & Fitch Co.*  ..     798,761       15,711,628.87
Activision Inc.* ...........     538,000       12,874,340.00
Acxiom Corp.* ..............     709,696       10,063,489.28
Adtran Inc.* ...............     304,716        4,753,569.60
Advance PCS* ...............     745,356       16,792,870.68
Advanced Fibre
   Communications* .........     666,111        8,839,292.97
Advent Software, Inc.* .....     263,494        3,017,006.30
Affiliated Computer Svcs.*..   1,062,923       45,227,373.65
AGCO Corp.* ................     601,177       13,947,306.40
AGL Resources Ltd. ....... .     452,572        9,997,315.48
Airborne, Inc. .............     390,193        4,424,788.62
Airgas Inc.* ...............     574,555        7,543,907.15
AK Steel Hldg. Corp.* ......     869,887        6,358,873.97
Alaska Air Group* ..........     214,047        3,788,631.90
Albany International .......     260,325        4,940,968.50
Albemarle Corp. ............     336,006        8,497,591.74
Alexander & Baldwin ........     331,451        7,374,784.75
Allete, Inc. ...............     687,121       14,841,813.60
Alliant Energy .............     733,270       14,115,447.50
Allmerica Financial ........     428,038        5,136,456.00
American Eagle Outfitters* .     581,674        7,014,988.44
American Financial Group
   Hldg ....................     555,544       12,788,622.88
American Water Works .......     806,726       36,028,383.16
AmeriCredit Corp.* .........   1,229,782        9,924,340.74
AmerUs Group Company .......     320,269        9,082,828.84
Ametek, Inc. ...............    265,695        7,737,038.40
Apogent Technologies* ......     862,252       16,089,622.32
Apria Healthcare Group* ....     441,010       10,390,195.60
Aquila, Inc. ...............   1,452,891        5,956,853.10
Arch Coal ..................     422,306        6,989,164.30
Arrow Electronics* .........     809,734       10,226,940.42
ArvinMeritor, Inc. .........     547,764       10,243,186.80
Ascential Software Corp.* ..   2,000,800        3,717,486.40
Associated Banc-Corp .......     609,513       19,339,847.49
Astoria Financial
 Corporation ...............     714,759       17,440,119.60
Atlas Air Worldwide Hldgs...     308,498          743,480.18
Atmel Corp.* ...............   3,764,930        3,960,706.36
Avnet Inc. .................     964,918       10,411,465.22
Avocent Corp.* .............     362,999        4,856,926.62
Bandag Inc. ................     154,305        4,706,302.50
Bank of Hawaii Corp. .......     549,151       15,321,312.90
Banknorth Group, Inc. ......   1,195,501       28,393,148.75
Banta Corp. ................     203,542        7,225,741.00
Barnes & Noble* ............     543,676       11,504,184.16
Barr Laboratories* .........     351,559       21,898,610.11
Beckman Coulter, Inc. ......     498,398       19,288,002.60
Belo Corp. .................     904,506       19,790,591.28
BISYS Group* ...............     962,112       16,076,891.52
BJ's Wholesale Club* .......     574,224       10,915,998.24
Black Hills ................     216,538        5,671,130.22
Blyth, Inc. ................     373,674       10,425,504.60
Bob Evans Farms ............     287,092        6,804,080.40
Borders Group* .............     659,258       10,416,276.40
Borg Warner Inc.............     215,103       10,677,712.92
Bowater Inc. ..........          445,445       15,724,208.50
Brinker International*           790,263      20,467,811.70
BroadWing Inc.* ............   1,764,928       3,494,557.44
C.H Robinson Worldwide .....     681,889       18,424,640.78
Cabot Corp. ................     495,383       10,403,043.00
Cabot Microelectronics
   Corp.* ..................     195,463        7,279,042.12
Cadence Design Systems* ....   2,141,149       21,775,485.33
Callaway Golf Co. ..........     612,609        6,371,133.60
Carlisle Companies .........     245,176        8,993,055.68
CarMax Inc.* ...............     830,357       13,451,783.40
Carpenter Technology .......     179,427        2,332,551.00
Catalina Marketing* ........     440,656       12,373,620.48
CBRL Group, Inc. ...........     423,168        9,656,693.76
CDW Computer Centers* ......     679,043       28,764,261.48
Ceridian Corp. (New)* ......   1,196,952       17,056,566.00
Certegy, Inc.* .............     557,906       11,213,910.60
Charles Riv Laboratories
   Int'l, Inc.* ............     360,742       14,159,123.50
CheckFree Corp.* ...........     629,355        7,162,059.90
Cheesecake Factory Inc.* ...     408,221       12,177,232.43
ChoicePoint Inc.* ..........     690,338       24,603,646.32
Church & Dwight ............     320,752       10,632,928.80
Cimarex Energy .............     214,161        3,698,003.65
Cirrus Logic* ..............     672,521        1,714,928.55
City National Corp. ........     403,262       18,860,563.74
Claire's Stores ............     393,281        8,573,525.80
Clayton Homes ..............   1,110,669       12,195,145.62
Cleco Corp. Hldg. Co. ......     379,204        5,107,877.88
CNF Inc. ...................     397,038       12,463,022.82
Coach, Inc.* ...............     715,162       18,308,147.20
Colonial BancGroup .........     947,269       11,746,135.60
Commerce Bancorp N J .......     542,289       22,510,416.39
Commscope, Inc.* ...........     497,955        3,376,134.90
Compass Bancshares .........   1,038,269       30,618,552.81
Constellation Brands, Inc.*      720,338       16,639,807.80

(*) Denotes non-income producing security.

   The accompanying notes are an integral part of these financial statements.

MIDCAP SPDR TRUST, SERIES 1
SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

COMMON STOCK                     SHARES           VALUE
------------                     ------           -----
Cooper Cameron
   Corporation* ............     437,003   $   18,249,245.28
Copart, Inc.* ..............     733,625        7,959,831.25
Covance, Inc.* .............     487,006        9,530,707.42
Credence Systems* ..........     488,852        4,233,458.32
Cree Inc.* .................     586,366        7,329,575.00
Crompton Corp. .............     916,261        9,208,423.05
CSG Systems Int'l* .........     415,235        4,526,061.50
Cypress Semiconductor* .....     992,958        6,513,804.48
Cytec Industries* ..........     317,737        6,974,327.15
Cytyc Corp Com.* ...........     990,427       10,617,377.44
D R Horton Inc .............   1,181,061       21,991,355.82
Dean Foods (New)* ..........     729,110       29,003,995.80
Dentsply Int'l .............     630,717       25,335,901.89
DeVRY Inc.* ................     563,501       10,492,388.62
Dial Corp. .................     764,713       16,410,740.98
Diebold, Inc. ..............     580,844       19,121,384.48
Dole Foods .................     451,782       13,115,231.46
Dollar Tree Stores* ........     920,462       20,286,982.48
Donaldson Co. ..............     355,654       12,209,601.82
DPL Incorporated ...........   1,019,895       16,777,272.75
DQE, Inc. ..................     597,178        8,957,670.00
Dreyer's Grand Ice Cream ...     280,545       19,598,873.70
DST Systems Inc.* ..........     966,691       28,488,383.77
Dun & Bradstreet
   Corp. (New)* ............     598,718       20,122,911.98
Dycom Industries* ..........     385,727        3,533,259.32
E*Trade Group* .............   2,946,344       13,111,230.80
Eaton Vance ................     560,059       15,480,030.76
Education Mgmt Corp.* ......     282,134       12,490,072.18
Edwards (A.G.), Inc. .......     640,320       20,477,433.60
Edwards Lifesciences Corp* .     482,427       12,345,306.93
EGL Inc.* ..................     394,942        4,348,311.42
Emmis Communications* ......     427,393        8,120,467.00
Energizer Holdings Inc.* ...     709,865       21,579,896.00
Energy East ................   1,165,122       23,081,066.82
ENSCO Int'l ................   1,199,629       30,038,710.16
Entercom
   Communications* .........     401,384       19,013,560.08
Equitable Resources ........     499,825       17,268,953.75
Everest Re Group ...........     413,502       22,684,719.72
Expeditors Int'l ...........     838,282       23,421,599.08
Express Scripts* ...........     634,877       34,613,494.04
Extended Stay America* .....     756,006        9,601,276.20
F M C Corp Com New* ........     282,875        7,303,832.50
Fairchild
   Semiconductor Int'l* ....     943,190        8,932,009.30
Fastenal Company ...........     611,747       19,318,970.26
Federal Signal .............     365,265       6,728,181.30
FEI Company* ...............     261,454        3,778,010.30
Ferro Corp. ................     325,001        7,507,523.10
Fidelity Nat'l. Fin'l ......     769,914       22,119,629.22
First Health Group Inc.* ...     816,707       22,149,093.84
First Virginia Banks .......     578,772       21,588,195.60
FirstMerit Corp. ...........     682,373       14,616,429.66
Flowserve Corp.* ...........     445,082        4,450,820.00
FMC Technologies Inc.* .....     527,342        8,838,251.92
Forest Oil Corp.* ..........     378,704        9,656,952.00
Furniture Brands Int'l* ....     453,725       10,412,988.75
Gallagher (Arthur J) .......     712,171       17,555,015.15
Gartner, Inc.* .............     667,272        5,338,176.00
GATX Corp. .................     394,482        7,810,743.60
Gentex Corp.* ..............     611,271       16,608,233.07
Gilead Sciences* ...........   1,578,962       52,942,595.86
Glatfelter .................     351,381        4,058,450.55
Golden State
   Bancorp .................  1,107,2913        5,787,645.12
GrafTech International Ltd.*     450,121        3,263,377.25
Granite Construction .......     334,708        5,515,987.84
Grant Prideco* .............     896,839        7,659,005.06
Great Plains Energy Inc. ...     499,132        9,558,377.80
Greater Bay Bancorp ........     413,679        7,524,821.01
Greenpoint Financial Corp. .     800,325       33,405,565.50
GTECH Holdings Corp.* ......     461,787       11,461,553.34
Fuller (H.B.) Co. ..........     228,592        6,080,547.20
Hanover Compressor
   Hldg. Co.* ..............     529,341        4,393,530.30
Harris Corp. ...............     534,985       17,916,647.65
Harsco Corp. ...............     326,598        8,880,199.62
Harte-Hanks, Inc. ..........     741,865       13,806,107.65
Hawaiian Electric Industries     293,494       12,649,591.40
HCC Insurance Holdings .....     502,284       12,059,838.84
Health Net Inc.* ...........   1,008,914       21,641,205.30
Helmerich & Payne ..........     402,964       10,095,457.09
Henry (Jack) & Assoc .......     729,223        9,064,241.89
Hibernia Corp. .............   1,274,713       25,481,512.87
Hillenbrand Industries .....     497,382       27,007,842.60
Hispanic Broadcasting* .....     876,458       16,345,941.70
HON Industries .............     475,170       12,093,076.50
Horace Mann Educators ......     329,331        4,841,165.70
Hormel Foods Corp. .........   1,119,376       24,491,946.88
Hospitality Properties Trust     504,275       16,701,588.00
Hubbell Inc. (Class B) .....     476,275       13,845,314.25
Hunt (J.B.) Transport
   Serv., Inc.* ............     316,036        7,442,647.80

(*) Denotes non-income producing security.

   The accompanying notes are an integral part of these financial statements.

MIDCAP SPDR TRUST, SERIES 1

SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

COMMON STOCK                     SHARES           VALUE
------------                     ------           -----
ICN Pharmaceuticals .........     666,957   $    6,042,630.42
IDACORP Inc. Hldg. Co. ......     303,934        7,394,714.22
IDEC Pharmaceuticals* .......   1,230,951       51,109,085.52
Imation Corp.* ..............     282,101        7,991,921.33
IMC Global Inc. .............     926,992       11,170,253.60
INCYTE Genomics, Inc.* ......     544,442        2,526,210.88
Independence Cmnty
   Bk Corp ..................     461,182       11,571,056.38
IndyMac Bancorp* ............     461,618        8,895,378.86
InFocus Corp.* ..............     317,036        2,415,814.32
Integrated Devices Tech.* ...     833,018        8,696,707.92
Int'l Rectifier* ............     512,330        8,002,594.60
Internet Sec. System, Inc.* .     390,193        4,807,177.76
Intersil Corporation* .......   1,100,204       14,258,643.84
Interstate Bakeries Corp. ...     355,050        9,433,678.50
Int'l Speedway Corp. ........     428,812       17,036,700.76
Investment Technology
   Group* ...................     388,162       11,357,620.12
Investors Financial Services      520,215       14,082,220.05
IVAX Corp.* .................   1,568,570       19,246,353.90
Jacobs Engineering Group* ...     438,535       13,541,960.80
Kaydon Corp. ................     245,716        4,924,148.64
Keane Inc.* .................     609,481        4,113,996.75
Kelly Services ..............     286,084        6,199,440.28
KEMET Corp.* ................     694,603        5,938,855.65
Kennametal Inc. .............     277,699        8,919,691.88
Korn/Ferry International* ...     305,248        2,393,144.32
Krispy Kreme Doughnuts,
   Inc.* ....................     438,592       13,710,385.92
L-3 Communications* .........     757,651       39,928,207.70
Labranche & Co. * ...........     475,590        9,630,697.50
Lam Research* ...............   1,027,223        9,142,284.70
Lancaster Colony Corp. ......     295,171       12,432,602.52
Lattice Semiconductor* ......     884,544        5,501,863.68
Lear Corporation* ...........     529,696       22,061,838.40
Lee Enterprises .............     357,081       11,733,681.66
Legato Systems Inc.* ........     926,186        2,554,420.99
Legg Mason ..................     523,069       22,261,816.64
Lennar Corp. ................     521,472       29,087,708.16
Leucadia National Corp. .....    446,2191        5,171,446.00
LifePoint Hospitals* ........     318,261        9,925,924.07
Lincare Holdings, Inc.* .....    857,1972        6,607,394.88
Longs Drug Stores ...........     308,796        7,130,099.64
Longview Fibre ..............     411,800        2,857,892.00
LTX Corp.* ..................     396,006        1,805,787.36
Lubrizol Corp. ..............     414,719       11,724,106.13
Lyondell Chemical Co. .......   1,288,726       15,387,388.44
M & T Bank Corp. ............     740,422       58,352,657.82
Macromedia, Inc.* ...........     482,128        3,726,849.44
Macrovision Corp.* ..........     411,268        5,029,807.64
Mandalay Resort Group* ......     551,424       18,500,275.20
Manpower, Inc. ..............     617,140       18,106,887.60
Martin Marietta Materials ...     393,596       12,819,421.72
McCormick & Co. .............   1,127,592       25,709,097.60
McData Corp.* ...............     914,334        4,964,833.62
MDU Resources ...............     575,982       13,149,669.06
Media General ...............     186,796        9,498,576.60
Mentor Graphics* ............     532,429        2,598,253.52
Mercantile Bankshares .......     561,954       21,449,784.18
Metris Cos., Inc. ...........     467,205        1,079,243.55
Michaels Stores, Inc.* ......     535,098       24,453,978.60
Micrel, Inc.* ...............     747,387        4,603,903.92
Microchip Technology* .......   1,627,828       33,289,082.60
Millennium Pharmaceuticals* .   2,293,189       21,372,521.48
Miller (Herman) .............     611,803       10,865,621.28
Minerals Technologies .......     162,424        6,021,057.68
Modine Mfg ..................     271,201        5,158,243.02
Mohawk Industries* ..........     538,637       26,743,327.05
The Mony Group ..............     384,582        9,487,637.94
MPS Group, Inc.* ............     827,221        4,797,881.80
Murphy Oil ..................     369,384       30,315,344.88
Mylan Laboratories ..........   1,010,317       33,077,778.58
National Commerce Financial .   1,662,585       41,647,754.25
National Fuel Gas ...........     646,189       12,839,775.43
National-Oilwell, Inc.* .....     652,961       12,654,384.18
National Instrument * .......     415,501        9,095,316.89
Neiman-Marcus Group 'A'* ....     386,807       10,153,683.75
Network Associates, Inc.* ...   1,256,887       13,360,708.81
Neuberger Berman, Inc. ......     563,348       15,182,228.60
New Plan Excel Rlty Tr., Inc.     781,024       14,402,082.56
New York Cmnty Bancorp, Inc.      866,654       24,413,643.18
Newport Corporation .........     307,812        3,472,119.36
Noble Energy, Inc. ..........     461,876       15,689,927.72
Nordson Corporation .........     270,306        6,417,064.44
Northeast Utilities .........   1,101,260       18,611,294.00
NSTAR .......................     427,570       16,910,393.50
Ocean Energy Inc.(New) ......   1,418,142       28,291,932.90
OGE Energy Corp. ............     630,040       10,628,774.80
Ohio Casualty* ..............     488,876        7,958,901.28
Old Republic Int'l ..........     971,198       27,562,599.24
Olin Corp. ..................     457,054        7,486,544.52
Omnicare, Inc. ..............     759,634       16,043,470.08

(*) Denotes non-income producing security.

   The accompanying notes are an integral part of these financial statements.

MIDCAP SPDR TRUST, SERIES 1
SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

COMMON STOCK                      SHARES           VALUE
------------                      ------           -----

ONEOK Inc. ...................     487,038   $    9,205,018.20
Outback Steakhouse* ..........     618,422       16,994,236.56
Overseas Shipholding Group ...     277,554        4,241,025.12
Oxford Health Plans* .........     709,809       27,639,962.46
PacifiCare Health Sys.* ......     286,447        6,614,061.23
Packaging Corp. of America* ..     841,394       14,732,808.94
Papa John's Int'l.* ..........     157,288        4,581,799.44
Park Place Entertainment* ....   2,431,603       19,331,243.85
Patterson Dental* ............     549,642       28,130,677.56
Patterson-Utility Energy,
   Inc.* .....................     636,490       16,236,859.90
Payless ShoeSource Inc.* .....     182,346        9,848,507.46
Peabody Energy Corp.* ........     420,693       10,727,671.50
Pennzoil-Quaker State (New) ..     650,688       14,295,615.36
Pentair, Inc. ................     396,941       14,754,296.97
Pepco Holdings, Inc. .........   1,316,508       26,264,334.60
PepsiAmericas, Inc. ..........   1,240,077       17,609,093.40
Perrigo Co.* .................     584,286        6,210,960.18
Petsmart, Inc.* ..............   1,088,425       19,384,849.25
Pier 1 Imports, Inc. .........     753,660       14,372,296.20
Pioneer Natural Resources* ...     936,151       22,701,661.75
Pittston Brink's Group .......     437,406        9,797,894.40
Plantronics Inc.* ............     370,191        6,034,113.30
Plexus Corp.* ................     338,812        3,134,011.00
PMI Group Inc. ...............     727,635       19,798,948.35
PNM Resource, Inc. ...........     315,383        6,244,583.40
Polycom Inc.* ................     804,646        5,463,546.34
Potlatch Corp. ...............     229,495        6,581,916.60
Powerwave Technologies* ......     527,576        1,788,482.64
Precision Castparts ..........     421,782        9,144,233.76
Price Communications* ........     439,503        4,966,383.90
Pride International (New)* ...   1,074,066       13,962,858.00
Protective Life Corp. ........     553,577       17,033,564.29
Protein Design Labs* .........     717,670        5,956,661.00
Provident Financial Group Inc.     392,773        9,854,674.57
Puget Energy, Inc. (Hldg. Co.)     705,802       14,405,418.82
Quanta Services* .............     490,868        1,021,005.44
Quantum Corp.-DSSG
   Stock* ....................   1,270,722        2,808,295.62
Quest Diagnostics* ...........     785,474       48,330,215.22
Questar Corp. ................     659,774       15,069,238.16
RPM, Inc. ....................     925,799       13,016,733.94
Radian Group .................     764,488       24,968,178.08
Rayonier Inc. ................     223,746        9,377,194.86
Readers Digest Assoc .........     803,501       12,574,790.65
Republic Svcs Com* ...........   1,319,121       24,799,474.80
Retek Inc.* ..................     424,652        1,528,747.20
Reynolds & Reynolds ..........     559,930       12,564,829.20
RF Micro Devices, Inc.* ......   1,359,344        8,156,064.00
Rollins, Inc. ................     243,813        4,729,972.20
Roslyn Bancorp ...............     674,689       11,746,335.49
Ross Stores ..................     633,837       22,589,950.68
RSA Security Inc.* ...........     456,450        1,533,672.00
Ruddick Corp. ................     374,399        5,687,120.81
Saks Incorporated* ...........   1,149,844       12,107,857.32
SanDisk Corp.* ...............     554,181        7,265,312.91
SCANA Corp. (New) ............     844,386       21,970,923.72
Schein (Henry) Inc.* .........     353,123       18,627,238.25
Scholastic Corp.* ............     315,076       14,077,595.68
Schulman (A.), Inc. ..........     237,041        4,107,920.53
SEI Investments Co. ..........     871,886       20,820,637.68
Semtech Corp.* ...............     588,866        5,712,000.20
Sensient Technologies ........     381,647        8,064,201.11
Sepracor Inc.* ...............     678,124        3,553,369.76
Sequa Corp.* .................      84,066        4,379,838.60
Sicor Inc* ...................     936,320       14,241,427.20
Sierra Pacific Resources
   (New) .....................     823,431        5,022,929.10
Silicon Valley Bancshares* ...     358,307        6,066,137.51
Six Flags Inc.* ..............     745,485        2,624,107.20
Smith International* .........     817,119       23,949,757.89
Smithfield Foods* ............     882,004       13,847,462.80
The J.M. Smucker Co. .........     399,562       14,663,925.40
Solutia, Inc. ................     844,966        4,410,722.52
Sonoco Products ..............     777,952       16,578,157.12
Sotheby's Holdings* ..........     495,681        3,469,767.00
Sovereign Bancorp ............   2,103,804       27,139,071.60
SPX Corp.* ...................     329,435       33,239,991.50
StanCorp Financial Group .....     238,637       12,623,897.30
STERIS Corp.* ................     555,278       13,831,974.98
Storage Technology* ..........     853,931        8,974,814.81
Superior Industries ..........     214,241       10,086,466.28
Swift Transportation* ........     690,709       10,775,060.40
Sybase Inc.* .................     782,789        9,096,008.18
Sykes Enterprises* ...........     326,065        1,372,733.65
Sylvan Learning Systems* .....     325,138        4,447,887.84
Symantec Corp.* ..............   1,169,588       39,333,244.44
Synopsys Inc.* ...............     615,100       23,466,065.00
TCF Financial ................     602,572       25,506,872.76
Tech Data Corp. ..............     454,886       12,008,990.40
Tecumseh Products Co. ........     148,992        6,251,704.32
Teleflex .....................     316,592       14,430,263.36


(*) Denotes non-income producing security.

   The accompanying notes are an integral part of these financial statements.

MIDCAP SPDR TRUST, SERIES 1
SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

COMMON STOCK                       SHARES              VALUE
------------                       ------              -----
Telephone & Data Systems .....     472,937      $   23,859,671.65
Tidewater Inc. ...............     488,417          13,182,374.83
Timberland Company* ..........     302,410           9,580,348.80
Titan Corp.* .................     628,355           6,032,208.00
Tootsie Roll .................     416,460          12,377,191.20
Transaction Systems Architects
   Inc.* .....................     285,496           1,770,075.20
Triad Hospitals* .............     598,371          22,708,179.45
Trinity Industries ...........     370,062           6,091,220.52
TriQuint Semiconductor* ......   1,064,810           3,758,779.30
Tyson Foods ..................   2,847,266          33,113,703.58
Unifi, Inc.* .................     433,972           2,721,004.44
United Rentals* ..............     617,277           5,209,817.88
Unitrin, Inc. ................     546,853          16,788,387.10
Universal Corp. ..............     210,975           7,398,893.25
Universal Health Svcs, Inc.* .     482,676          24,688,877.40
Valassis Communication, Inc.*      429,417          15,059,654.19
Valero Energy ................     853,085          22,581,159.95
Valspar Corp. ................     403,601          15,054,317.30
Varco International (New)* ...     779,798          13,194,182.16
Varian, Inc.* ................     273,717           7,557,326.37
Varian Med Sys., Inc.* .......     548,747          23,590,633.53
Vectren Corporation ..........     546,474          12,022,428.00
Vertex Pharmaceuticals* ......     612,924          11,332,964.76
Viad Corp. ...................     719,153          14,692,295.79
Vishay Intertechnology* ......   1,287,258          11,327,870.40
VISX Inc.* ...................     430,207           3,970,810.61
Waddell & Reed Financial .....     645,995          11,408,271.70
Wallace Computer Services ....     335,321           5,918,415.65
Washington Post ..............      76,625          49,729,625.00
Wausau-Mosinee Paper .........     415,509           3,826,837.89
Weatherford Int'l. Ltd.* .....   1,049,129          38,964,651.06
Webster Financial Corp. ......     386,646          12,983,572.68
Westamerica Bancorp ..........     270,645          10,901,580.60
Westar Energy Inc. ...........     577,167           5,806,300.02
Western Gas Resources ........     266,090           8,315,312.50
Westwood One, Inc.* ..........     861,131          30,785,433.25
WGL Holdings, Inc. ...........     391,548           9,361,912.68
Whole Foods Mkt Inc* .........     463,424          19,853,084.16
Williams-Sonoma Inc.* ........     927,694          21,921,409.22
Wilmington Trust Corp. .......     529,495          15,312,995.40
Wind River Systems* ..........     636,933           2,050,924.26
Wisconsin Energy .............     928,169          22,554,506.70
WPS Resource Corp. ...........     255,883           9,068,493.52
XTO Energy, Inc.* ............   1,001,924          20,649,653.64
York International ...........     318,019           8,968,135.80
                               -----------      -----------------
Totals                         259,129,764      $5,408,181,607.75
                               ===========      =================

(*)Denotes non-income producing security.


   The accompanying notes are an integral part of these financial statements.

                                    THE TRUST

     The Trust, an exchange traded fund or "ETF", is a registered investment company which both (a) continuously issues and redeems "in-kind" its shares, known as MidCap SPDRs, only in large lot sizes called Creation Units at their once-daily NAV and (b) lists MidCap SPDRs individually for trading on the American Stock Exchange at prices established throughout the trading day, like any other listed equity security trading in the secondary market on the Exchange.

CREATION OF CREATION UNITS

     Portfolio Deposits may be made through the MidCap SPDR Clearing Process or outside the MidCap SPDR Clearing Process only by a person who executed a Participant Agreement with the Distributor and the Trustee. The Distributor shall reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed ("Transmittal Date") if (a) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the MidCap SPDR Clearing Process, in part due to the increased expense associated with settlement.

     The Trustee, at the direction of the Sponsor, may increase*, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the MidCap SPDR Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the current MidCap SPDR Prospectus.

     The Trustee makes available to NSCC** before the commencement of trading on each Business Day a list of the names and required number of shares of each Index Security in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily, reflect the relative weighting

------------

*   Such increase is subject to the 20 Basis Point Limit.

** As of December 31, 2002, the Depository Trust and Clearing Corporation ("DTCC") owned 100% of the issued and outstanding shares of common stock of NSCC. Also, as of such date, the National Association of Securities Dealers, Inc., the parent company of the Exchange, owned 3.6372% of the issued and outstanding shares of common stock of DTCC ("DTCC Shares"), the Exchange owned 3.6372% of DTCC Shares, the American Stock Exchange Clearing Corporation LLC, a wholly-owned subsidiary of the Exchange, owned 0.0016% of DTCC Shares and the Trustee owned 5.82% of DTCC Shares.


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



of the current S&P MidCap 400 Index and, together with the Cash Component, have a value equal to the NAV of the Trust on a per Creation Unit basis at the close of business on the day of the creation request. The identity of each Index Security required for a Portfolio Deposit, as in effect on September 30, 2002, is set forth in the above Schedule of Investments. The Sponsor makes available
(a) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding MidCap SPDR, and (b) every 15 seconds throughout the day at the Exchange a number representing, on a per MidCap SPDR basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the stock portion of a Portfolio Deposit) as in effect on such day (which value occasionally includes a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit. This information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not in itself result in a halt to the trading of MidCap SPDRs on the Exchange.

     Upon receipt of one or more Portfolio Deposits, following placement with the Distributor of an order to create MidCap SPDRs, the Trustee (a) delivers one or more Creation Units to DTC, (b) removes the MidCap SPDR position from its account at DTC and allocates it to the account of the DTC Participant acting on behalf of the investor creating Creation Unit(s), (c) increases the aggregate value of the Portfolio, and (d) decreases the fractional undivided interest in the Trust represented by each MidCap SPDR.

     Under certain circumstances (a) a portion of the stock portion of a Portfolio Deposit may consist of contracts to purchase certain Index Securities or (b) a portion of the Cash Component may consist of cash in an amount required to enable the Trustee to purchase such Index Securities. If there is a failure to deliver Index Securities that are the subject of such contracts to purchase, the Trustee will acquire such Index Securities in a timely manner. To the extent the price of any such Index Security increases or decreases between the time of creation and the time of its purchase and delivery, MidCap SPDRs will represent fewer or more shares of such Index Security. Therefore, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all MidCap SPDRs.

PROCEDURES FOR CREATION OF CREATION UNITS

     All creation orders must be placed in Creation Units and must be received by the Distributor by no later than the closing time of the regular trading session on the New York Stock Exchange, Inc. ("Closing Time") (ordinarily 4:00 p.m. New York time), in each case on the date such order is placed in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and Trustee, pursuant to procedures set forth in the Participant Agreement and described in this Prospectus. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

     MidCap SPDRs may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit has a value greater than the NAV of the MidCap SPDRs on the date the order is placed provided in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities ("Additional Cash Deposit"). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. The order is deemed received on the Business Day on which the order is placed if the order is placed in proper form before the Closing Time, on such date and federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m., New York time, the next Business Day.

     If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m., the next Business Day, the order may be deemed to be rejected and the investor shall be liable to the Trust for any losses, resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If missing Index Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Index Securities. The Trustee will return any unused portion of the Additional Cash Deposit once all of the missing Index Securities have been properly received or purchased by the Trustee and deposited into the Trust.

     In addition, a transaction fee of $4,000 is charged in all cases. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received. The Participant Agreement for any Participating Party intending to follow these procedures will contain terms and conditions permitting the Trustee to buy the missing portion(s) of the Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

     All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are determined by the Trustee. The Trustee may reject a creation order if (a) the depositor or group of depositors, upon obtaining the MidCap SPDRs ordered, would own 80% or more of the current outstanding MidCap SPDRs; (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the

Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of MidCap SPDRs. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them shall incur any liability for the failure to give any such notification.

PLACEMENT OF CREATION ORDERS USING MIDCAP SPDR CLEARING PROCESS

     Creation Units created through the MidCap SPDR Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the MidCap SPDR Clearing Process in a "regular way" manner by the third NSCC Business Day) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

PLACEMENT OF CREATION ORDERS OUTSIDE MIDCAP SPDR CLEARING PROCESS

     Creation Units created outside the MidCap SPDR Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the MidCap SPDR Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 1:00 p.m. on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order will be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of MidCap SPDRs so created will occur no later than the third (3rd) Business Day, following the day on which the creation order is deemed received by the Distributor.

SECURITIES DEPOSITORY; BOOK-ENTRY-ONLY SYSTEM

     DTC acts as securities depository for MidCap SPDRs. MidCap SPDRs are represented by a single global security, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC.

     DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC.* Access to the DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

     Upon the settlement date of any creation, transfer or redemption of MidCap SPDRs, DTC credits or debits, on its book-entry registration and transfer system, the amount of MidCap SPDRs so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the MidCap SPDR Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption outside of the MidCap SPDR Clearing Process. Beneficial ownership of MidCap SPDRs is limited to DTC
Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in MidCap SPDRs (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of MidCap SPDRs. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in MidCap SPDRs.

     As long as Cede & Co., as nominee of DTC, is the registered owner of MidCap SPDRs, references to the registered or record owner of MidCap SPDRs shall mean Cede & Co. and shall not mean the Beneficial Owners of MidCap SPDRs. Beneficial Owners of MidCap SPDRs are not entitled to have MidCap SPDRs registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

     The Trustee recognizes DTC or its nominee as the owner of all MidCap SPDRs for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the

--------------
* As of December 31, 2002, DTCC owned 100% of the issued and outstanding shares of the common stock of DTC.

agreement between the Trustee and DTC ("Depository Agreement"), DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the MidCap SPDR holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding MidCap SPDRs, directly or indirectly, through the DTC Participant. The Trustee provides each such DTC Participant with copies of such notice, statement or other communication, in the form, number and at the place as the DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

     Distributions are made to DTC or its nominee, Cede & Co. DTC or Cede & Co., upon receipt of any payment of distributions in respect of MidCap SPDRs, is required immediately to credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in MidCap SPDRs, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of MidCap SPDRs held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in MidCap SPDRs, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

     DTC may discontinue providing its service with respect to MidCap SPDRs at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

                           REDEMPTION OF MIDCAP SPDRS

     MidCap SPDRs are redeemable only in Creation Units. Creation Units are redeemable in kind only and are not redeemable for cash except as described under "Summary--Highlights--Termination of the Trust."

PROCEDURE FOR REDEMPTION OF CREATION UNITS

     Redemption   orders  must  be  placed  with  a  Participating   Party  (for
redemptions through the MidCap SPDR Clearing Process) or DTC Participant (for redemptions outside the

MidCapSPDR Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt of the MidCap SPDRs to be redeemed and any Excess Cash Amounts by the Trustee in a timely manner. Orders for redemption effected outside the MidCap SPDR Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the MidCap SPDR Clearing Process. These deadlines vary by institution. Persons redeeming outside the MidCapSPDR Clearing Process are required to transfer MidCap SPDRs through DTC and the Excess Cash amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

     Requests for redemption may be made on any Business Day to the Trustee and not to the Distributor. In the case of redemptions made through the MidCap SPDR Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the MidCap SPDR Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

     The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of stocks for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a "Cash Redemption Payment," which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted if any, and (ii) accrued fees of the Trustee and other expenses of the Trust, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment ("Excess Cash Amounts"). For redemptions through the MidCap SPDR Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the third (3rd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the MidCap SPDR Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all MidCap SPDRs delivered upon redemption.

     If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon redemption, the Trustee may elect to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption is deemed received by the Trustee as a part of the Cash Redemption Payment in lieu thereof.

     If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

     The Trustee, upon the request of a redeeming investor, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust's correspondence to the composition and weighting of the S&P MidCap 400 Index.

     The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to Misweighting.

     All redemption orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee so as to be received by the Trustee not later than the Closing Time on the Transmittal Date, pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

     The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under "Valuation" and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite MidCap SPDRs are delivered to the Trustee prior to DTC Cut-Off Time on such Transmittal Date, then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial

Owner is determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but either (a) the requisite MidCap SPDRs are not delivered by DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (b) the redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date. In such case, the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee, I.E., the Business Day on which the MidCap SPDRs are delivered through DTC to the Trustee by DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order.

     The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee (a) for any period during which the New York Stock Exchange is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, (c) or for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

PLACEMENT OF REDEMPTION ORDERS USING MIDCAP SPDR CLEARING PROCESS

     A redemption order made through the MidCap SPDR Clearing Process is deemed received on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the MidCap SPDR Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee transfers the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a "regular way" manner) by the third (3rd) NSCC Business Day following the date on which the request for redemption is deemed received, and the Cash Redemption Payment.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE MIDCAP SPDR CLEARING PROCESS

     A DTC Participant who wishes to place an order for redemption of MidCap SPDRs to be effected outside the MidCapSPDR Clearing Process need not be a Participating Party, but its order must state that the DTC Participant is not using the MidCap SPDR Clearing Process and that redemption will instead be effected through transfer of MidCap SPDRs directly through DTC. An order is deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of MidCap SPDRs specified in such order, which delivery must be made through DTC to the Trustee no later than 11:00 a.m. on the next Business Day immediately following such Transmittal Date ("DTC Cut-Off Time") and (iii) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date.

     The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks that are expected to be delivered within three Business Days and the Cash Redemption Payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date.

                                  THE PORTFOLIO

     Because the objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P MidCap 400 Index, the Portfolio at any time will consist of as many of Index Securities as is practicable. It is anticipated that cash or cash items (other than dividends held for distribution) normally would not be a substantial part of the Trust's net assets. Although the Trust may at any time fail to own certain of Index Securities, the Trust will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the S&P MidCap 400 Index and that derived from ownership of MidCap SPDRs.

PORTFOLIO SECURITIES CONFORM TO THE S&P MIDCAP 400 INDEX

     The S&P MidCap 400 Index is a capitalization-weighted index of 400 securities calculated under the auspices of the S&P Committee of S&P. At any moment in time, the value of the S&P MidCap 400 Index equals the aggregate market value of the total shares outstanding in each of the component 400 Index Securities, evaluated at their respective last sale prices on the NYSE, AMEX, or NASDAQ, divided by a scaling factor ("divisor") which yields a resulting index value in the reported magnitude.

     Periodically (typically, several times per quarter), S&P may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. Additionally, the S&P Committee may periodically (ordinarily, several times per quarter) replace one or more component securities in the S&P MidCap 400 Index due to mergers, acquisitions, bankruptcies or other market conditions, or if the issuers of such component securities fail to meet the criteria for inclusion in the S&P MidCap 400 Index. In 2002 there were 28 company changes to the MidCap 400 Index. Ordinarily, whenever there is a change in shares outstanding or a change in a component security of the S&P MidCap 400 Index,

S&P adjusts the divisor to ensure that there is no discontinuity in the value of the S&P MidCap 400 Index.

     The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities. To the extent that the method of determining the S&P MidCap 400 Index is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or the Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the S&P MidCap 400 Index.

     The Trustee aggregates certain of these adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee from whom it expects to obtain the most favorable prices or execution of orders. Adjustments are made more frequently in the case of significant changes to the S&P MidCap 400 Index. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (I.E., a substitution of one security for another) within three
(3) Business Days before or after the day on which the change is scheduled to take effect. If the transaction costs incurred by the Trust in adjusting the Portfolio would exceed the expected variation between the composition of the Portfolio and the S&P MidCap 400 Index ("Misweighting"), it may not be efficient identically to replicate the share composition of the S&P MidCap 400 Index. Minor Misweighting generally is permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any stock in the Portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 25/100 of 1% to 2/100 of 1%, depending on the NAV of the Trust (in each case, "Misweighting Amount"), from the weighting of the Index Security in the S&P MidCap 400 Index.

     The Trustee examines each stock in the Portfolio on each Business Day, comparing its weighting to the weighting of the corresponding Index Security, based on prices at the close of the market on the preceding Business Day (a "Weighting Analysis"). If there is a Misweighting in any stock in the Portfolio in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee performs a Weighting Analysis for each stock in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio because of a Misweighting, the purchase or sale of stock necessitated by the adjustment is made within three
(3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee may make additional periodic adjustments to Portfolio Securities that may be misweighted by an amount within the applicable Misweighting Amount.

     The foregoing guidelines with respect to Misweighting also apply to any Index Security that (a) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (b) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee determines whether the substitution of cash for the stock would cause a Misweighting in the Portfolio. If a Misweighting results, the Trustee will purchase the required number of shares of the Index Security on the opening of the market on the following Business Day. If a Misweighting does not result and the Trustee does not hold cash in excess of the permitted amounts, the Trustee may hold the cash or, if such excess would result, make the required adjustments to the Portfolio.

     As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than five (5) consecutive Business Days 5/10th of 1 percent of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1 percent of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities that are under-weighted in the Portfolio as compared to their relative weightings in the S&P MidCap 400 Index, although the Misweighting of such Index Securities may not be in excess of the applicable Misweighting Amount.

     All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a "regulated investment company" under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

     The Trustee relies on industry sources for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index

Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

     If the Trust is terminated, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the purpose and determination of all redemptions or other required uses of the basket.

     From time to time S&P may adjust the composition of the S&P MidCap 400 Index because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the S&P MidCap 400 Index. As stocks of an issuer are often removed from the S&P MidCap 400 Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

ADJUSTMENTS TO THE PORTFOLIO DEPOSIT

     On each Business Day (each such day an "Adjustment Day"), the number of shares and identity of each Index Security in a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market, the Trustee calculates the NAV of the Trust. The NAV is divided by the number of outstanding MidCap SPDRs multiplied by 25,000 MidCap SPDRs in one Creation Unit, resulting in an NAV per Creation Unit ("NAV Amount"). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the S&P MidCap 400 Index in a Portfolio Deposit for the following Business Day ("Request Day"), so that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on Adjustment Day, equals the NAV Amount and
(b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the S&P MidCap 400 Index, each as in effect on the Request Day. For each stock, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

     In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split with respect to any Index Security that does not result in an adjustment to the S&P MidCap 400 Index divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

     On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as "Portfolio Deposit Amount"). The Trustee then calculates the NAV Amount, based on the close of the market on Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the "Balancing Amount". The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

     On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the S&P MidCap 400 Index divisor to be adjusted after the close of the market on that Business Day*, and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the stock portion of the Portfolio Deposit and to use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and identity of Index
Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day before the Request Day.

     The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (I.E., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount

----------
* S&P publicly announces changes in the identity and/or weighting of Index Securities up to five Business Days in advance of the actual change. The announcements are made after the close of trading on such day.

is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (I.E., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

     If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of MidCap SPDRs in Creation Unit size aggregations and upon the redemption of MidCap SPDRs until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

                            THE S&P MIDCAP 400 INDEX

     The S&P MidCap 400 Index is composed of 400 selected stocks, all of which are listed on the AMEX, the NYSE or NASDAQ, and spans a broad range of major industry groups. The 400 stocks comprising the S&P MidCap 400 Index represented, as of December 31, 2002, approximately 7% of the market value of all domestic stocks. As of December 31, 2002, the five largest industry segments comprising the S&P MidCap 400 Index were: Banks 9.89%, Electric Utilities 4.00%, Packaged Foods and Meats 3.84%, Diversified Financial Services 2.94%, Multi-Utilities and Unregulated Power 2.71%. Current information regarding the market value of the S&P MidCap 400 Index is available from market information services. The S&P MidCap 400 Index is determined, comprised and calculated without regard to the Trust.

     S&P is not responsible for and does not participate in the creation or sale of MidCap SPDRs or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities. The information in this Prospectus concerning S&P and the S&P MidCap 400 Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

     The following table shows the actual performance of the S&P MidCap 400 Index for the years 1991 through 2002. Stock prices fluctuated widely during this period and were higher at the end than at the beginning. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the S&P MidCap 400 Index in the future. The results should not be considered representative of the performance of the Trust.

                               CALENDAR              CHANGE IN       CALENDAR
                         YEAR-END INDEX VALUE*       INDEX FOR       YEAR-END
YEAR                    DECEMBER 31, 1990 = 100    CALENDAR YEAR      YIELD**
-----                   -----------------------    -------------      -------
1990                             100.00                  --            3.16%
1991                             146.59                +46.59%         2.03
1992                             160.56                 +9.53          1.96
1993                             179.33                +11.72          1.85
1994                             169.44                 -5.54          2.10
1995                             217.84                +28.56          1.65
1996                             255.58                +17.32          1.62
1997                             333.37                +30.44          1.38
1998                             392.31                +17.68          1.22
1999                             444.67                +13.35          1.07
2000                             516.76                +16.21          0.99
2001                             508.31                 -1.64          1.05
2002                             429.79                -15.45          1.21

-----------
* Source: S&P. Year-end index values shown do not reflect reinvestment of dividends nor costs, such as brokerage charges and transaction costs.

** Source: S&P. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the S&P MidCap 400 Index.

                                LICENSE AGREEMENT

     The License Agreement grants the Sponsor a license to use the S&P MidCap 400 Index as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of S&P in connection with the Portfolio. The License Agreement may be amended without the consent of any of the Beneficial Owners of MidCap SPDRs. Currently, the License Agreement is scheduled to terminate on April 27, 2020 but its term may be extended beyond such date without the consent of any of the Beneficial Owners of MidCap SPDRs.

     None of the Trust, the Trustee, the Distributor, DTC or any Beneficial Owner of MidCap SPDRs is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks "S&P MidCap 400", "S&P", "Standard & Poor's" or "Standard & Poor's MidCap 400" or to use the S&P MidCap 400 Index except as specifically described herein or as may be specified in the Trust Agreement.

     The Trust is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation or warranty, express or implied, to the Trust, the Trustee, the Distributor, DTC or Beneficial Owners of MidCap SPDRs regarding the advisability of investing in Index Securities or unit investment trusts generally or in the Trust particularly or the ability of the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index which is determined, comprised and calculated by S&P without regard to the Trust or the Beneficial Owners of MidCap SPDRs. S&P has no obligation to take the needs of the Trust or the Beneficial Owners of MidCap SPDRs into consideration in determining, comprising or calculating the S&P MidCap 400 Index. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of MidCap SPDRs. S&P has no obligation or liability in connection with the administration, marketing or trading of MidCap SPDRs.

     STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUST, BENEFICIAL OWNERS OF MIDCAP SPDRS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                EXCHANGE LISTING

     MidCap SPDRs are listed on the Exchange. The Trust is not required to pay a listing fee to the Exchange. Transactions involving MidCap SPDRs in the public trading market are subject to customary brokerage charges and commissions.

     The Sponsor's aim in designing MidCap SPDRs was to provide investors with a security whose initial market value would approximate one-fifth (1/5th) the value of the S&P MidCap 400 Index. Of course, the market value of a MidCap SPDR is affected by a variety of factors, including capital gains distributions made, and expenses incurred, by the Trust, and therefore, over time, a MidCap SPDR may no longer approximate 1/5th the value of the MidCap 400 Index. The market price of a MidCap SPDR should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

     There can be no assurance that MidCap SPDRs will always be listed on the Exchange. The Trust will be terminated if MidCap SPDRs are delisted. The Exchange will consider the suspension of trading in or removal from listing of MidCap SPDRs if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of MidCap SPDRs for 30 or more consecutive trading days; (b) the S&P MidCap 400 Index is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.

                             TAX STATUS OF THE TRUST

     For the fiscal year ended September 30, 2002, the Trust believes that it qualified for tax treatment as a "regulated investment company" under Subchapter M of the Code. The Trust intends to continue to so qualify. To qualify as a regulated investment company, the Trust must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) meet certain diversification tests, and (c) distribute in each year at least 90% of its investment company taxable income. If the Trust qualifies as a regulated investment company, subject to certain conditions and requirements, the Trust will not be subject to federal income tax to the extent its income is distributed in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax imposed by section 4982 of the Code on certain undistributed income of a regulated investment company that does not distribute to shareholders in a timely manner at least ninety-eight percent (98%) of its taxable income (including capital gains).

INCOME TAX CONSEQUENCES TO BENEFICIAL OWNERS

     Dividends paid by the Trust from its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) are taxable to Beneficial Owners as ordinary income. A dividend paid in January is considered for federal income tax purposes to have been paid by the Trust and received by Beneficial Owners on the preceding December 31 if the dividend was declared in the preceding October, November or December to Beneficial Owners of record as shown on the records of DTC and the DTC Participants on a date in one of those months.

     Distributions paid by the Trust from the excess of net long-term capital gains over net short-term capital losses are considered "capital gains dividends" regardless of the length of time an investor has owned MidCap SPDRs. Any loss on the sale or exchange of a share held for six months or less may be treated as a long-term capital loss to the extent of any capital gain dividends received by the Beneficial Owner. For corporate investors, dividends from net investment income (but not return of capital distributions or capital gain dividends) generally qualify for the corporate dividends-received deduction to the extent of qualifying dividend income received by the Trust, subject to the limitations contained in the Code. Investors should note that the regular quarterly dividends paid by the Trust are not based on the Trust's investment company taxable income and net capital gain, but rather are based on the dividends paid with respect to Portfolio Securities. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may make additional distributions in excess of the yield performance of Portfolio Securities in order to distribute all of its investment company taxable income and net capital gain.

     Distributions in excess of the Trust's current or accumulated earnings and profits (as specially computed) generally are treated as a return of capital for federal income tax purposes and reduce a Beneficial Owner's tax basis in MidCap SPDRs. Return of capital distributions may result, for example, if a portion of the dividends declared represents cash amounts deposited in connection with Portfolio Deposits rather than dividends actually received by the Trust. Under certain circumstances, a significant portion of the Trust's regular quarterly dividends could be treated as return of capital distributions. Such circumstances may be more likely to occur in periods during which the number of outstanding MidCap SPDRs fluctuates significantly. Beneficial Owners receive notification from the Trustee through the DTC Participants annually as to the tax status of the Trust's distributions. A distribution paid shortly after a purchase or creation of MidCap SPDRs may be taxable even though in effect it may represent a return of capital.


     Distributions reinvested in additional MidCap SPDRs through the means of the Service are nevertheless taxable dividends to Beneficial Owners acquiring such additional MidCap SPDRs to the same extent as if such dividends were received in cash.

     The sale of MidCap SPDRs by a Beneficial Owner is a taxable event, and may result in a gain or loss, which generally should be a capital gain or loss for Beneficial Owners that are not dealers in securities.

     Dividend distributions, capital gains distributions, and capital gains from sales or redemptions may also be subject to state, local and foreign taxes.

     Under the Code, an in-kind redemption of MidCap SPDRs does not result in the recognition of taxable gain or loss by the Trust but generally constitutes a taxable event for the redeeming shareholder. Upon redemption, a Beneficial Owner generally recognizes gain or loss measured by the difference on the date of redemption between the aggregate value of the cash and stocks received and its tax basis in the MidCap SPDRs redeemed. Stocks received upon redemption (which will be comprised of the stock portion of the Portfolio Deposit in effect on the date of redemption) generally have an initial tax basis equal to their respective market values on the date of redemption. The Internal Revenue Service ("IRS") may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner's economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences. Beneficial Owners of MidCap SPDRs in Creation Unit size aggregations should consult their own tax advisors as to the consequences to them of the redemption of MidCap SPDRs.

     Deposits of a Portfolio Deposit with the Trustee in exchange for Creation Units do not result in the recognition of taxable gain or loss by the Trust but generally constitute a taxable event to the investor under the Code, and an investor generally recognizes gain or loss with respect to each stock deposited equal to the difference between the amount realized in respect of the stock and the investor's tax basis therein. The amount realized with respect to a stock deposited should be determined by allocating the value on the date of deposit of the MidCap SPDRs received (less any cash paid to the Trust, or plus any cash received from the Trust, in connection with the deposit) among the stocks deposited on the basis of their respective fair market values at that time. The IRS may assert that any resulting losses may not be deducted by an investor on the basis that there has been no material change in the investor's economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences. Investors should consult their own tax advisors as to the tax consequences to them of a deposit to the Trust.

     The Trustee has the right to reject the order to create Creation Units transmitted to it by the Distributor if the investor or group of investors, upon obtaining the MidCap SPDRs ordered, would own eighty percent (80%) or more of the outstanding MidCap SPDRs, and if pursuant to section 351 of the Code such a circumstance would result in the Trust having a basis in the stocks deposited different from the market value of such stocks on the date of deposit. The Trustee has the right to require information regarding MidCap SPDR ownership pursuant to the Participant Agreement and from DTC and to rely thereon to the extent necessary to make the foregoing determination as a condition to the acceptance of a Portfolio Deposit.

     Ordinary income dividends received via DTC by Beneficial Owners who are non-resident aliens are subject to a thirty percent (30%) United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable tax treaties. Non-resident holders of MidCap SPDRs are urged to consult their own tax advisors concerning the applicability of United States withholding tax.

     Backup withholding at a rate equal to the fourth lowest income tax rate applicable to individuals (which, under current law, is 30% for 2003, 29% for 2004 and 2005, 28% for 2006 through 2010, and 31% thereafter) applies to dividends, capital gain distributions, redemptions and sales of MidCap SPDRs unless (a) the Beneficial Owner is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. The amount of any backup withholding from a payment to a Beneficial Owner is allowed as a credit against the holder's U.S. federal income tax liability and may entitle such holder to a refund from the U.S. Internal Revenue Service, if the required information is furnished to the U.S. Internal Revenue Service.

     The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local and foreign tax consequences to them of an investment in the Trust, including the effect of possible legislative changes.

ERISA CONSIDERATIONS

     In considering the advisability of an investment in MidCap SPDRs, fiduciaries of pension, profit sharing or other tax-qualified retirement plans (including Keogh Plans) and welfare plans (collectively, "Plans") subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider whether an investment in MidCap SPDRs is permitted by the documents and instruments governing the Plan and whether the investment satisfies the exclusive benefit, prudence and diversification requirements of ERISA. Individual retirement account ("IRA") investors should consider that an IRA may make only such investments as are authorized by its governing instruments.

     The fiduciary standards and prohibited transaction rules of ERISA and the Code will not apply to transactions involving the Trust's assets while MidCap SPDRs are held by a Plan or IRA. Unlike many other investment vehicles offered to Plans and IRAs, the Trust's assets will not be treated as "plan assets" of the Plans or IRAs which acquire or purchase MidCap SPDRs. Although ERISA imposes certain duties on Plan fiduciaries and ERISA and/or Section 4975 of the Code prohibit certain transactions involving "plan assets" between Plans or IRAs and their fiduciaries or certain related persons, those rules will not apply to transactions involving the Trust's assets because MidCap SPDRs represent an interest in the Trust, and the Trust is registered as an investment company under the Investment Company Act of 1940. ERISA, the Code and U.S. Department of Labor regulations contain unconditional language exempting the assets of registered investment companies from treatment as "plan assets" in applying the fiduciary and prohibited transaction provisions of ERISA and the Code.

     Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes on investments in MidCap SPDRs and the considerations discussed above, to the extent applicable.

                       CONTINUOUS OFFERING OF MIDCAP SPDRS

     Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of MidCap SPDRs.

     Because new MidCap SPDRs can be created and issued on an ongoing basis, at any point during the life of the Trust a "distribution", as such term is used in the Securities Act of 1933 ("1933 Act") may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent MidCap SPDRs and sells the MidCap SPDRs directly to its customers; or if it chooses to couple the creation of a supply of new MidCap SPDRs with an active selling effort involving solicitation of secondary market demand for MidCap SPDRs. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with MidCap SPDRs that are part of an "unsold allotment" within the meaning of
Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the 1933 Act.

     The Sponsor intends to qualify MidCap SPDRs in states selected by the Sponsor and through broker-dealers who are members of the National Association of Securities Dealers, Inc. Investors intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such investor's state of domicile or residence should consult their legal advisor regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

                          DIVIDEND REINVESTMENT SERVICE

     The Trust has made the Service available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds. Some DTC Participants may not elect to utilize the Service; therefore, an interested MidCap SPDR investor may wish to contact such investor's broker to ascertain the availability of the Service through such broker. Each broker may require investors to adhere to specific procedures and timetables in order to participate in the Service and such investors should ascertain from their broker such necessary details.

     Distributions reinvested in additional MidCap SPDRs through the Service are nevertheless taxable dividends to Beneficial Owners to the same extent as if received in cash.

     The Trustee generally uses the cash proceeds of dividends received from all Beneficial Owners participating in reinvestment through the Service to obtain Index Securities necessary to create the requisite number of MidCap SPDRs at the close of business on each MidCap SPDR distribution date. Any cash balance remaining after the requisite number of MidCap SPDRs has been created is distributed, on a pro rata basis, to all Beneficial Owners who participated in the Service. Brokerage commissions, if any, incurred in obtaining Index Securities necessary to create additional MidCap
    SPDRs with the cash from the distributions is an expense of the Trust.*

                              EXPENSES OF THE TRUST

     Ordinary operating expenses of the Trust currently are being accrued at an annual rate of 0.25%. Future accruals will depend primarily on the level of the Trust's net assets and the level of Trust expenses. There is no guarantee that the Trust's ordinary operating expenses will not exceed 0.25% of the Trust's daily NAV and the rate may be changed without notice.

     Until further notice, the Sponsor has undertaken that it will not permit, the ordinary operating expenses of the Trust as calculated by the Trustee to exceed an amount that is 30/100 of 1% per annum of the daily NAV of the Trust. To the extent the ordinary operating expenses of the Trust do exceed such 30/100 of 1% amount, the Sponsor will reimburse the Trust for, or assume the excess. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 30/100 of 1% per annum level on any given day. For purposes of this undertaking, ordinary operating expenses of the Trust do not include taxes, brokerage commissions and any extraordinary non-recurring expenses, including the cost of any litigation to which the Trust or the Trustee may be a party. The Sponsor may discontinue this undertaking or renew it for a specified period of time, or may choose to reimburse or assume certain Trust expenses in later periods to keep Trust expenses at a level it believes to be attractive to investors. In any event, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 30/100 of 1% per annum.

     Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

     The following charges are or may be accrued and paid by the Trust: (a) the Trustee's fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d)


-----------
* It is difficult to estimate the annual dollar amount of brokerage commissions that might be incurred in connection with the Dividend Reinvestment Service during any fiscal year. The Trustee estimates that during fiscal year 2002, the approximate amount of annual brokerage commissions incurred in implementing the Service was less than $0.001 per MidCap SPDR.

various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to MidCap SPDRs (whether in Creation Units or otherwise);
(f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of MidCap SPDRs (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of MidCap SPDRs during the life of the Trust and upon termination of the Trust; and (i) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

     In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement, (b) federal and state annual registration fees for the issuance of MidCap SPDRs, and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing MidCap SPDRs and the Trust (including, but not limited to, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 30/100 of 1% (0.30%) per annum of the daily NAV of the Trust.

     If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

     For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 10/100 of 1% to 14/100 of 1% of the NAV of the Trust, as shown below, such percentage amount to vary depending on the NAV of the Trust. The compensation is computed on each Business Day on the basis of the NAV of the Trust on such day, and the amount thereof is accrued daily and paid monthly. During the first two years of the operation of the Trust, the Trustee's fee was 12/100 of 1% per annum, regardless of the NAV of the Trust. The Trustee, in its discretion, may also waive all or a portion of such fee.

                                TRUSTEE FEE SCALE
      NET ASSET VALUE                                FEE AS A PERCENTAGE OF NET
       OF THE TRUST                                   ASSET VALUE OF THE TRUST
       ------------                                  --------------------------
0-$500,000,000* ..................................     14/100 of 1% per annum
$500,000,001-$1,000,000,000* .....................     12/100 of 1% per annum
$1,000,000,001-and above* ........................     10/100 of 1% per annum

----------
* The fee indicated applies to that portion of the NAV of the Trust which falls in the size category indicated.

     As of September 30, 2002 and as of December 31, 2002, the NAV of the Trust was $5,408,491,155 and $5,050,208,820, respectively. No representation is made as to the actual NAV of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio, or to creations or redemptions made in the future.

                                    VALUATION

     The NAV of the Trust is computed as of the Evaluation Time shown under "Summary--Essential Information" on each Business Day. The NAV of the Trust on a per MidCap SPDR basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding MidCap SPDRs.

     The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor (the New York or American Stock Exchange if the stocks are listed thereon) or, if there is no such appropriate closing sale price on such exchange, at the last closing sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the stocks are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing sale price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable stocks, (c) by the Trustee's appraising the value of the stocks in good faith on the bid side of the market, or (d) by any combination thereof.

                           ADMINISTRATION OF THE TRUST

DISTRIBUTIONS TO BENEFICIAL OWNERS

     The regular quarterly ex-dividend date for MidCap SPDRs is the third Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day ("Ex-Dividend Date"). Beneficial Owners reflected on the records of DTC and the DTC Participants on the second Business Day following the Ex-Dividend Date ("Record Date") are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per MidCap SPDR are calculated at least to the nearest 1/100th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date ("Dividend Payment Date"). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

     Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee's annual fee.

     Any additional distributions the Trust may need to make so as to continue to qualify as a "regulated investment company" would consist of (a) an increase in the distribution scheduled for January to include any amount by which estimated Trust investment company taxable income and net capital gains for a year exceeds the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after actual annual investment company taxable income and net capital gains of the Trust have been computed, of the amount, if any, by which such actual income exceeds the distributions already made. The NAV of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee has to sell shares of Portfolio Securities sufficient to produce the cash required to make such additional distributions. In selecting the stocks to be sold to produce cash for such distributions, the Trustee chooses among stocks that are over-weighted in the Portfolio relative to their weightings in the S&P MidCap 400 Index first and then from among all other stocks in such a manner to maintain the weightings of Portfolio Securities within the applicable Misweighting Amount.

     The Trustee may declare special dividends if such action is necessary or advisable to preserve the status of the Trust as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income, and to vary the frequency with which periodic distributions are made (E.G., from quarterly to monthly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to the Trust. In addition, the Trustee may change the regular ex-dividend date for MidCap SPDRs to another date within the month or quarter if it is determined by the Sponsor and the Trustee, that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

     As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner's pro rata share of the NAV of the Trust.

     All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book-entry system of DTC and the DTC Participants.

     The settlement date for the creation of MidCap SPDRs or the purchase of MidCap SPDRs in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

     Any Beneficial Owner interested in acquiring additional MidCap SPDRs with proceeds received from distributions described above may elect dividend reinvestment through DTC Participants by means of the Service, if such service is available through the Beneficial Owner's broker.

STATEMENTS TO BENEFICIAL OWNERS; ANNUAL REPORTS

     With  each   distribution,   the  Trustee  furnishes  for  distribution  to
Beneficial Owners a statement setting forth the amount being distributed expressed as a dollar amount per MidCap SPDR.

     Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of MidCap SPDRs at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

RIGHTS OF BENEFICIAL OWNERS

     Beneficial Owners may sell MidCap SPDRs in the secondary market, but must accumulate enough MidCap SPDRs to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

     Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting.

AMENDMENTS TO THE TRUST AGREEMENT

     The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC;
(c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a "regulated investment company" under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and (e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the S&P MidCap 400 Index. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding MidCap SPDRs to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners; although, the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding MidCap SPDRs if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

     Promptly after the execution of an amendment, the Trustee receives from DTC, pursuant to the terms of the Depository Agreement, a list of all DTC
Participants holding MidCap SPDRs. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds MidCap SPDRs, and provides each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

TERMINATION OF THE TRUST AGREEMENT

     The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the NAV of the Trust is less than $100,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U. This adjustment is to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve-month period ending in the last month of the preceding fiscal year.

     The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding MidCap SPDRs; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to MidCap SPDRs, or if the Trustee is no longer a participant in NSCC; (d) if S&P ceases publishing the S&P MidCap 400 Index; (e) if the License Agreement is terminated; or (f) if MidCap SPDRs are delisted from the Exchange. The Trust will also terminate by its terms on the Termination Date.

     The Trust will terminate if either the Sponsor or the Trustee resigns or is removed and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

     Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of MidCap SPDRs (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the MidCap SPDRs held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, that no additional MidCap SPDRs will be created for the purpose of reinvesting dividend distributions, and that, as of the date thereof and thereafter, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio
Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

     Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. MidCap SPDRs not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of MidCap SPDRs required.

                                     SPONSOR

     The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o the Exchange, 86 Trinity Place, New York, New York 10006. The Sponsor's Internal Revenue Service Employer Identification Number is 52-2127241. The Exchange is the sole member of the Sponsor and the Exchange is a "control person" of the Sponsor as such term is defined in the Securities Act of 1933.

     The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell MidCap SPDRs to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of MidCap SPDRs within a specified period.

     If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement, or resigns, or becomes bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or may terminate the Trust Agreement and liquidate the Trust. Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to DTC and the DTC Participants for distribution to Beneficial Owners. Upon a successor Sponsor's execution of a written acceptance of appointment as Sponsor of the Trust, the successor Sponsor becomes vested with all of the rights, powers, duties and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

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


     The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of MidCap SPDRs.

     The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of MidCap SPDRs for taking any action, or for refraining from taking any action, made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses of defending against any claim or liability.

                                     TRUSTEE

     The Trustee is a corporation organized under the laws of New York with the powers of a trust company under the New York Banking law with a trust office at 101 Barclay Street, New York, New York 10286. The Trustee's Internal Revenue Service Employer Identification Number is 135-160382. The Trustee is subject to supervision and examination by the Federal Reserve Bank of New York, the Federal Deposit Insurance Corporation and the New York State Banking Department.

     Information regarding Cash Redemption Payment amounts, number of outstanding MidCap SPDRs and Transaction Fees may be obtained from the Trustee at the toll-free number: 1-800-THE-AMEX. Complete copies of the Trust Agreement and a list of the parties that have executed a Participant Agreement may be obtained from the Trustee's principal office.

     The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning MidCap SPDRs for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the appointment of and the acceptance of the Trust by a successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate.

     If the Trustee becomes incapable of acting as such or is adjudged bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such discharge and appointment via the DTC Participants to Beneficial Owners. Upon a successor Trustee's execution of a written acceptance of an appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a trust company, corporation or national banking association organized, doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profit of not less than $50,000,000.

     Beneficial Owners of 51% of the then outstanding MidCap SPDRs may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above.

     The Trust Agreement limits Trustee's liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or stocks or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

     The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

                                   DEPOSITORY

     DTC is a limited purpose trust company and member of the Federal Reserve System.

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


                                  LEGAL OPINION

     The legality of the MidCap SPDRs offered hereby has been passed upon by Carter Ledyard & Milburn LLP, New York, New York, as counsel for the Sponsor. Winston & Strawn acts as counsel for the Trustee.


                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

     The financial statements as of September 30, 2002 included in this Prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                 CODE OF ETHICS

     The Trust and the Sponsor have adopted a code of ethics regarding personal securities transactions by employees. Subject to certain conditions and standards, the code permits employees to invest in MidCap SPDRs for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and you may obtain a copy by visiting the SEC at the address listed on the back cover of this prospectus. The code is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at the address listed on the back cover of this prospectus.

                 INFORMATION AND COMPARISONS RELATING TO TRUST,
                    SECONDARY MARKET TRADING, NET ASSET SIZE,
                          PERFORMANCE AND TAX TREATMENT

     Information regarding various aspects of the Trust, including the net asset size thereof, as well as the secondary market trading, the performance and the tax treatment of MidCap SPDRs, may be included from time to time in advertisements, sales literature and other communications, and in reports to current or prospective Beneficial Owners.

     Information may be provided to prospective investors to help them assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques such as indexing and hedging. In addition, information may be presented to prospective or current Beneficial Owners regarding the purchase of MidCap SPDRs in the secondary market, such as margin requirements, types of orders that may be entered, and information concerning short sales. Similarly, market data symbols, trading fractions, other trading information and the CUSIP number relating to MidCap SPDRs may be included in such information.

Comparisons with other investment vehicles, such as mutual funds, may be made with respect to the application of such requirements; costs of fund management and administration; cost and advantages of intraday trading; and rules applicable to short sales.

     Information regarding the Trust's net asset size may be stated in communications to prospective or current Beneficial Owners for one or more periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of MidCap SPDRs outstanding as of one or more periods. Factors integral to the size of the Trust's net assets, such as creation volume and activity, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made, and may be expressed by means of percentages.

     Information may be provided to investors regarding the ability to engage in short sales of MidCap SPDRs, including reference to the exemption from the "tick test" provision of the SEC short sale rule (Rule 10a-1 under the Securities Exchange Act of 1934), to permit short sales on "minus" or "zero-minus" ticks. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow before effecting the sale. Institutional investors may be advised that lending their MidCap SPDRs to short sellers may generate stock loan credits that may supplement the return they can earn from an investment in MidCap SPDRs. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend MidCap SPDRs. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.

     Information may be provided to investors regarding capital gains distributions by the Trust, including historical information relating to such distributions. Comparisons between the Trust and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, as well as relative tax efficiencies between the Trust and such other investment vehicles (E.G. realization of capital gains or losses to the Trust and to such other investment vehicles in connection with redemption of their respective securities). Based on projected differences between MidCap SPDRs and conventional mutual funds with regard to capital gains distributions, projections may be made regarding comparative capital gains distributions and tax rates for taxable investors holding MidCap SPDRs over a long period of time. Comparisons may also be provided regarding the probable tax impact resulting from rebalancing of the Trust portfolio and adjustments to the portfolio of an actively managed investment vehicle.

     Information regarding the secondary market trading activity of MidCap SPDRs also may be presented over one or more stated periods, such as for daily, monthly, quarterly or annual periods. Secondary market trading volume information may be compared with similar information relating to other issues trading on the Exchange during the same reporting period. Average daily secondary market trading volume of MidCap SPDRs may also be reported from time to time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages.

     Information may also be provided in communications to prospective investors or current Beneficial Owners comparing and contrasting the relative advantages of investing in MidCap SPDRs as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (E.G., stock index mutual funds). Such information may include comparisons of costs and expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities (E.G., engaging in options or futures transactions), and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios, as the foregoing relate to the comparison of MidCap SPDRs to other investment vehicles, current economic, financial and political conditions, investment philosophy or techniques, or the desirability of owning MidCap SPDRs.

     In addition, information on the performance of MidCap SPDRs based changes in price per MidCap SPDR with or without reinvesting all dividends and/or any distributions of capital in additional MidCap SPDRs may be included from time to time in such information. Total return measures the percentage growth in the total dollar value of an investment in MidCap SPDRs (reflecting dividends and capital appreciation but without provision for any income taxes payable). Average annualized performance will be stated for various periods. Total return figures may also be stated for a period from the Initial Date of Deposit, a date at least twelve months prior to the end of the reporting period or for annual periods for the life of the Trust. Information on the S&P MidCap 400 Index contained in this Prospectus, as updated from time to time, may also be included from time to time in such material. Information on performance of MidCap SPDRs, also may be presented on an after tax basis, using methods of calculation that are in accordance with the SEC's rules and regulations. The performance of the Trust, of the S&P MidCap 400 Index (provided information is also given reflecting the performance of the Trust in comparison to that Index) or both may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt funds) or mutual funds such as those reported by Lipper Analytical Services
Inc., Money Magazine Fund Watch, Wiesenberger Investment Companies Service, Morningstar Incorporated and Value Line Investment Survey, each of which measures performance following their own specific and well-defined calculation measures, or of the New York Stock Exchange Composite Index, the American Stock Exchange Index (indices of stocks traded on the New York and American Stock
Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded common stocks) or the NASDAQ Composite Index (an unmanaged index of over-the-counter stocks) or similar measurement standards during the same period of time. In addition to all other sources of comparative information, comparative performance figures published by other funds or money managers may be included from time to time. Information may also be included regarding the aggregate amount of assets committed to index investing generally by various types of investors, such as pension funds and other institutional investors, which currently exceeds $300 billion.

     Information on the relative price performance of MidCap SPDRs in relation to other securities and/or indices may be represented in the form of "correlation." Correlation is a standard measure of the degree of linear association between two price series, and ranges from minus one hundred percent (-100%) (I.E. perfect negative linear association) to positive one hundred percent (100%) (I.E., perfect linear association).

      DAILY PERCENTAGE PRICE RANGES: AVERAGE AND FREQUENCY DISTRIBUTION FOR
                   MIDCAP SPDR TRUST AND S&P MIDCAP 400 INDEX:
                            HIGHS AND LOWS VS. CLOSE*

                 (FROM INCEPTION OF TRADING THROUGH 12/31/2002)

S&P MIDCAP 400 INDEX

                                          INTRADAY HIGH VALUE     INTRADAY LOW VALUE
                DAILY % PRICE RANGE       ABOVE CLOSING VALUE    BELOW CLOSING VALUE
             -------------------------  ----------------------  ----------------------
    RANGE     FREQUENCY     % OF TOTAL  FREQUENCY   % OF TOTAL  FREQUENCY   % OF TOTAL
    -----    ----------     ----------  ---------   ----------  ---------   ----------
  0--0.25%        9            0.47%       830         43.01%      589        30.52%
  0.25--0.5%    159            8.24%       302         15.65%      343        17.77%
  0.5--1.0%     595           30.83%       342         17.72%      474        24.56%
  1.0--1.5%     468           24.25%       194         10.05%      251        13.01%
  1.5--2.0%     318           16.48%       127          6.58%      128         6.63%
  2.0--2.5%     160            8.29%        59          3.06%       64         3.32%
  2.5--3.0%     101            5.23%        37          1.92%       39         2.02%
  3.0--3.5%      54            2.80%        22          1.14%       20         1.04%
     > 3.5%      66            3.42%        17          0.88%       22         1.14%
  --------    -----          ------      -----        ------     -----       ------
  Total       1,930          100.00%     1,930        100.00%    1,930       100.00%
  --------    -----          ------      -----        ------     -----       ------

                          Average Daily Range: 1.4138%

MIDCAP SPDR TRUST

                                        INTRADAY HIGH VALUE       INTRADAY LOW VALUE
                DAILY % PRICE RANGE     ABOVE CLOSING VALUE       BELOW CLOSING VALUE
              ----------------------  ----------------------    ----------------------
    RANGE     FREQUENCY   % OF TOTAL   FREQUENCY     % OF TOTAL  FREQUENCY  % OF TOTAL
    -----     ---------   ----------   ---------     ----------  ---------  ----------
  0--0.25%       20            1.04%       584          30.26%      518       26.84%
  0.25--0.5%     77            3.99%       335          17.36%      337       17.46%
  0.5--1.0%     476           24.66%       454          23.52%      502       26.01%
  1.0--1.5%     501           25.96%       238          12.33%      273       14.15%
  1.5--2.0%     376           19.48%       167           8.65%      147        7.62%
  2.0--2.5%     212           10.98%        64           3.32%       68        3.52%
  2.5--3.0%     125            6.48%        48           2.49%       41        2.12%
  3.0--3.5%      67            3.47%        23           1.19%       25        1.30%
     > 3.5%      76            3.94%        17           0.88%       19        0.98%
  --------    -----          ------      -----         ------     -----       ------
  Total       1,930          100.00%     1,930         100.00%    1,930       100.00%
  --------    -----          ------      -----         ------     -----       ------

                          Average Daily Range: 1.5829%

--------
*  Source: Bloomberg

MIDCAP SPDR BID/ASKED SPREAD DISTRIBUTION (2002 ONLY)

                    RANGE ($)                   % OF TOTAL
                   ----------                   ----------
                   0.01--0.05                     6.02%
                   0.06--0.10                    11.08%
                   0.10--0.15                    16.11%
                   0.15--0.20                    20.36%
                   0.20--0.25                    18.42%
                   0.25--0.50                    27.82%
                      > .0.50                     0.18%
                   ----------                   -------
                   Total                        100.00%

     The  price   range  of  shares  for  2002  was  from   $67.85  to  $101.65;
consequently, $0.25 was from 0.3685% to 0.2459% of the share price.

---------
*  Source: American Stock Exchange LLC

     Information relating to the relative price performance of MidCap SPDRs may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, long and intermediate term corporate and government bonds, Treasury bills, the rate of inflation in the United States (based on the Consumer Price Index ("CPI") and combinations of various capital markets. Historical returns of these and other capital markets in the United States may be provided by independent statistical studies and sources, such as those provided by Ibbotson Associates of Chicago, Illinois. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. So, for example, performance of MidCap SPDRs may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, foreign stocks and small capitalization stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of MidCap SPDRs may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of MidCap SPDRs and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either MidCap SPDRs or the asset classes chosen for such comparisons.

   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS FOR THE MIDCAP SPDR TRUST:

           CLOSING AMEX PRICE VS. NET ASSET VALUE (NAV) AS OF 12/31/02

-------------------------------------------------------------------------------------
                     CALENDAR   CALENDAR   CALENDAR   CALENDAR                FROM
                      QUARTER    QUARTER    QUARTER    QUARTER   CALENDAR   5/4/1995
                      ENDING     ENDING     ENDING     ENDING      YEAR      THROUGH
     RANGE           3/31/2002  6/30/2002  9/30/2002 12/31/2002    2002    12/31/2002
-------------------------------------------------------------------------------------
     > 200     Days      --         --         --         --         --          1
-------------- ----------------------------------------------------------------------
 Basis Points   %        --         --         --         --         --        0.1%
-------------- ----------------------------------------------------------------------
    150-200    Days      --         --         --         --         --          1
-------------- ----------------------------------------------------------------------
 Basis Points   %        --         --         --         --         --        0.1%
-------------- ----------------------------------------------------------------------
    100-150    Days      --         --         --         --         --          6
-------------- ----------------------------------------------------------------------
 Basis Points   %        --         --         --         --         --        0.3%
-------------- ----------------------------------------------------------------------
    50-100     Days       1          2         --          1          4         113
-------------- ----------------------------------------------------------------------
 Basis Points   %       1.7%       3.1%        --        1.6%       1.6%       5.9%
-------------- ----------------------------------------------------------------------
     25-50     Days       7          5          6         10         28         300
-------------- ----------------------------------------------------------------------
 Basis Points   %      11.7%       7.8%       9.4%      15.6%      11.1%       15.5%
-------------- ----------------------------------------------------------------------
     0-25      Days      21         24         24         21         90         616
-------------- ----------------------------------------------------------------------
 Basis Points   %      35.0%      37.5%      37.5%      32.8%      35.7%       31.9%
--------------  ---------------------------------------------------------------------
  Total Days   Days      29         31         30         32         122       1037
-------------- ----------------------------------------------------------------------
  at Premium    %      48.3%      48.4%      46.9%      50.0%      48.4%       53.7%
-------------- ----------------------------------------------------------------------
 Closing Price Days       2          2          1          2          7         16
-------------- ----------------------------------------------------------------------
 Equal to NAV   %       3.3%       3.1%       1.6%       3.1%       2.8%        0.8%
-------------- ----------------------------------------------------------------------
  Total Days   Days      29         31         33         30         123        877
-------------- ----------------------------------------------------------------------
  at Discount   %      48.3%      48.4%      51.6%      46.9%      48.8%       45.4%
-------------- ----------------------------------------------------------------------
    0- -25     Days      24         26         22         22         94         571
-------------- ----------------------------------------------------------------------
 Basis Points   %      40.0%      40.6%      34.4%      34.4%      37.3%       29.6%
-------------- ----------------------------------------------------------------------
   -25- -50    Days       5          4          8          7         24         212
-------------- ----------------------------------------------------------------------
 Basis Points   %      8.3%       6.3%       12.5%      10.9%       9.5%       11.0%
-------------- ----------------------------------------------------------------------
   -50- -100   Days      --          1          3          1          5         80
-------------- ----------------------------------------------------------------------
 Basis Points   %        --        1.6%       4.7%       1.6%       2.0%        4.1%
-------------- ----------------------------------------------------------------------
  -100- -150   Days      --         --         --         --         --         10
-------------- ----------------------------------------------------------------------
 Basis Points   %        --         --         --         --         --         0.5%
-------------- ----------------------------------------------------------------------
  -150- -200   Days      --         --         --         --         --          3
-------------- ----------------------------------------------------------------------
 Basis Points   %        --         --         --         --         --         0.2%
-------------- ----------------------------------------------------------------------
     <-200     Days      --         --         --         --         --          1
-------------- ----------------------------------------------------------------------
 Basis Points   %        --         --         --         --         --         0.1%
-------------- ----------------------------------------------------------------------

      Close was within 0.50% of NAV better than 88% of the time from 5/4/95
            (the first day of trading on the AMEX) through 12/31/02.

----------
Source: American Stock Exchange LLC.

                                    GLOSSARY

                                                 PAGE
                                                 ----

"20 Basis Point Limit" ........................    8
"Additional Cash Deposit" .....................   30
"Adjustment Day" ..............................   40
"Balancing Amount" ............................   41
"Beneficial Owners" ...........................   32
"Business Day" ................................    3
"Cash Component" ..............................    5
"Cash Redemption Payment" .....................   34
"Closing Time" ................................   29
"Code" ........................................    9
"Creation Units" ..............................    4
"Depository Agreement" ........................   33
"Distributor" .................................    4
"Dividend Equivalent Payment" .................    5
"Dividend Payment Date" .......................   54
"DTC" .........................................    9
"DTC Cut-Off Time" ............................   37
"DTC Participants" ............................   32
"Evaluation Time" .............................    1
"Ex-Dividend Date" ............................   54
"Excess Cash Amounts" .........................   34
"Exchange" ....................................    4
"Index Securities" ............................    3
"Indirect Participants" .......................   32
"License Agreement" ...........................    i
"MidCap SPDRs" ................................    3
"MidCap SPDR Clearing
  Process" ....................................    5
"Misweighting" ................................   38
"Misweighting Amount" .........................   38
"NAV" .........................................    3
"NAV Amount" ..................................   40
"NSCC" ........................................    5
"NSCC Business Day" ...........................   12
"Participant Agreement" .......................    5
"Participating Party" .........................    5
"Portfolio" ...................................    3
"Portfolio Deposit" ...........................    5
"Portfolio Deposit Amount" ....................   41
"Portfolio Securities" ........................    3
"Record Date" .................................   54
"Request Day" .................................   40
"S&P" .........................................    3
"S&P MidCap 400 Index" ........................    3
"SEC" .........................................    5
"Service" .....................................    9
"Sponsor" .....................................    3
"Transaction Fee" .............................    8
"Transmittal Date" ............................   28
"Trust" .......................................    3
"Trust Agreement" .............................    3
"Trustee" .....................................    3
"Weighting Analysis" ..........................   38

STANDARD & POOR'S MIDCAP 400
DEPOSITARY RECEIPTS (MIDCAP SPDRS)
MIDCAP SPDR TRUST, SERIES 1


SPONSOR:
PDR SERVICES LLC

--------------------------------------------------------------------------------

This Prospectus does not include all of the information with respect to the MidCap SPDR Trust set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

     o Securities Act of 1933 (File No. 33-89088) and

     o Investment Company Act of 1940 (File No. 811-8972).

TO OBTAIN COPIES FROM THE SEC AT PRESCRIBED RATES--
WRITE:  Public Reference Section of the SEC
     450 Fifth Street, N.W., Washington, D.C. 20549-6009

CALL:  1-800-SEC-0330
VISIT: http://www.sec.gov

--------------------------------------------------------------------------------

No person is authorized to give any information or make any representation about the MidCap SPDR Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep both parts of this Prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering MidCap SPDRs. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

--------------------------------------------------------------------------------

PROSPECTUS DATED JANUARY 27, 2003

                       CONTENTS OF REGISTRATION STATEMENT

This amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

               The facing sheet.

               The cross-reference sheet.

               The prospectus

               The undertaking to file reports.

               The signatures.

               Written consents of the following persons:

               PricewaterhouseCoopers LLP
               (included in Exhibit Ex-99.C2)

               Carter Ledyard & Milburn LLP
               (included in Exhibit Ex-99.C1)

The following exhibits:

               Ex-99.C1 Opinion of Counsel as to legality of securities being registered and consent of Counsel.

               Ex-99.C2  Consent of Independent Accountants.

               Ex-99.C3 Code of Ethics incorporated herein by reference to Exhibit Ex-99.C3 to Post Effective Amendment Number 7 to the Registration Statement on Form S-6 for MidCap SPDR Trust, Series 1 (#33-89088), filed with the Securities & Exchange Commission on January 25, 2001.

                              FINANCIAL STATEMENTS

        1. Statement of Financial Condition of the Trust as shown in the current Prospectus for this series herewith.

        2.     Financial Statements of the Depositor:

               PDR Services LLC - Financial Statements, as part of American Stock Exchange, LLC. current consolidated financial statements incorporated by reference to the Amendment to Form 1-A, dated June, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, MidCap SPDR Trust Series 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of January, 2003.

                                          MIDCAP SPDR TRUST SERIES 1

                                          (Registrant)


                                          By: PDR Services LLC
                                          By: American Stock Exchange LLC,
                                              sole member

                                          /s/ Clifford J. Weber
                                          -----------------------------
                                          Clifford J. Weber
                                          Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed on behalf of PDR Services LLC the Depositor by the following persons who constitute a majority of its Officers and by the named persons who are in the following capacities, in the City of New York and State of New York, on the date indicated.


PDR SERVICES LLC

Name                                  Title/Office

/s/ Lawrence Larkin                   Senior Vice President of PDR Services LLC
----------------------------
Lawrence Larkin


/s/ Clifford J. Weber                 Senior Vice President of PDR Services LLC*
----------------------------
Clifford J. Weber


/s/ Robert S. Tull                    Vice President of PDR Services LLC
----------------------------
Robert S. Tull




---------
* The Senior Vice President of PDR Services LLC also undertakes all the duties and responsibilities of, and performs all functions of the principal financial officer of PDR Services LLC.

                                  EXHIBIT INDEX

EXHIBIT NO.                TITLE OF DOCUMENT




   Ex-99.C1 Copy of Opinion of Counsel as to legality of securities being registered.

   Ex-99.C2                Consent of Independent Accountants.

   Ex-99.C3                Code of Ethics incorporated herein by reference to
                           Exhibit 99.C3 to Post Effective Amendment No. 7 to the Registration Statement on Form S-6 for MidCap SPDR Trust Series 1 (#33-89088) filed with the Securities & Exchange Commission on January 25, 2001.